          [GRAPHIC]

          Smith Barney
          Special
          Equities Fund

          -------------
          ANNUAL REPORT
          -------------

          December 31, 1998

[LOGO]    Smith Barney Mutual Funds
          Investing for your future.
          Every day.(R)

Smith Barney
Special Equities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Special Equities Fund seeks long-term appreciation by investing primarily in equity securities that are believed to have superior appreciation potential and that are not generally within the S&P 500 Composite Stock Price Index. They may be securities of companies in their development stage or older companies that appear to be entering a new stage of more rapid growth.

Smith Barney Special Equities Fund
Average Annual Total Returns
December 31, 1998

                                                 Without Sales Charges(1)
                                            ------------------------------------
                                            Class A      Class B      Class L(2)
================================================================================
One-Year                                     10.44%        9.63%         9.63%
--------------------------------------------------------------------------------
Five-Year                                     8.66         7.87          7.87
--------------------------------------------------------------------------------
Ten-Year                                       N/A        10.51           N/A
--------------------------------------------------------------------------------
Since Inception+                             13.73         9.36          5.45
================================================================================

                                                    With Sales Charges(3)
                                            ------------------------------------
                                            Class A      Class B      Class L(2)
================================================================================
One-Year                                      4.91%         4.63%        7.53%
--------------------------------------------------------------------------------
Five-Year                                     7.56          7.72         7.66
--------------------------------------------------------------------------------
Ten-Year                                       N/A         10.51          N/A
--------------------------------------------------------------------------------
Since Inception+                             12.79          9.36         5.24
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are November 6, 1992, December 13, 1982 and October 18, 1993, respectively.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                     Class A                      HSEAX
                     Class B                      HSPEX
                     Class L                      HSECX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................... 1

Historical Performance ....................................................... 4

Smith Barney Special Equities Fund
at a Glance .................................................................. 6

Schedule of Investments ...................................................... 7

Statement of Assets and Liabilities .......................................... 9

Statement of Operations ......................................................10

Statements of Changes in Net Assets ..........................................11

Notes to Financial Statements ................................................12

Financial Highlights .........................................................16

Independent Auditors' Report .................................................18

Additional Shareholder Information ...........................................19

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                            [PHOTO]

HEATH B.                           PAMELA P.
MCLENDON                           MILUNOVICH

Chairman                           Vice President and
                                   Investment Officer

Dear Shareholder:

We are pleased to present the annual report for the Smith Barney Special Equities Fund ("Portfolio") for the year ended December 31, 1998. Please note that on November 6, 1998, Pam Milunovich, Portfolio Manager for the Salomon Small Cap Growth Fund, assumed management responsibilities for the Special Equities Fund. A "Special Shareholder Notice" appears on page three with additional information.

In this report, we briefly discuss stock market conditions and outline our investment strategy. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow.

A Classic Series Fund

The Special Equities Fund is part of the Classic Series of Smith Barney Mutual Funds. Classic Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series can invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update and Investment Strategy

For the year ended December 31, 1998, the Portfolio's Class A, B and L shares, without sales charges, returned 10.44%, 9.63% and 9.63%, respectively which outperformed the negative 2.55% return for the Russell 2000 Index during the same period. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.)

The Portfolio uses a bottom-up approach to select small-capitalization companies that are growing their earnings faster than the overall market. Ideally, the companies should be on the verge of a sustainable growth spurt from new products, technology or consolidation within an industry. The Portfolio invests in several companies that meet this criteria found primarily in four sectors: technology, health-care, consumer and financial services.

In the technology and health-care sector, the Portfolio is invested in companies that have proprietary products, brands or services which are somewhat more insulated from competition and have more sustainable pricing. We believe smaller firms will thrive by targeting emerging technologies such as fiber optics (Uniphase) and Internet access (Earthlink). We believe that the Portfolio should benefit from the potential explosive growth in data and voice communications with its investments in Level One, Metromedia Fiber Network and Winstar Communications.

A change in the Portfolio's investment strategy is that it will no longer employ the quantitative investment approach that was designed to mitigate price volatility. We believe the Portfolio should perform better by solely utilizing fundamental analysis to identify stocks with the ability to grow faster than the market and which have superior appreciation potential. This will result in the Portfolio owning a fewer number of stocks than when this quantitative strategy was used. For example, the Portfolio owned approximately 61


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             1
stocks as of December 1998 down from 199 owned on June 1998. We believe the Portfolio has already performed better because of our emphasis on active portfolio management.

The Portfolio's overweight position in the consumer and technology sectors benefited from the economy's expansion fueled by strong consumer spending and improvements in productivity due to technological improvements. The Portfolio's minimal commitment to underperforming sectors such as energy, basic materials and financials also helped drive its favorable return.

Market Update

The year 1998 was a volatile one as the stock market declined in response to investors' fears of a U.S. recession, an Asian recession, a global credit squeeze and the impeachment of our President. The stock market then rebounded due to the swift moves by the Federal Reserve Board ("Fed") to cut interest rates. From October 8, 1998 lows, the Russell 2000 Index advanced 36.2% while the S&P 500 Index rebounded 28.5%. We believe small-capitalization stocks should continue to do well as they have historically in times when the Fed is easing interest rates.

We continue to see a generally positive economic environment with moderate inflation. The economy's expansion was fueled by strong consumer spending and improvements in productivity due to technological improvements. The Portfolio is focusing upon companies with powerful franchises and market positions that can continue to increase earnings in a slower growth U.S. economy.

Small Cap Market Outlook

Small-capitalization stocks are poised to outperform the broader U.S. market over the next year. Three factors which should drive the outperformance are strong earnings, deeply discounted valuations and portfolio migration. Small caps are posting strong earnings results in comparison with larger stocks. Second, the price/earnings spread between large- and small-cap stocks is as wide as it has been since 1974 which preceded an eleven-year run of outperformance by small caps. Lastly, according to Morningstar, Inc., large-capitalization growth portfolios only had 1.8% of their portfolios invested in small companies with market capitalizations of $1 billion or less as of July 1998 compared with 12.4% in such assets in July 1996. If large-cap managers increase their small cap holdings, small-cap stocks should rally.

On a more somber note, we report with much sadness the passing of Emeritus Director Allan R. Johnson on November 26, 1998. Allan made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

In closing, we would like to thank you once again for your investment in Smith Barney Special Equities Fund.

Sincerely,


/s/ Heath B. McLendon               /s/ Pamela P. Milunovich

Heath B. McLendon                   Pamela P. Milunovich
Chairman                            Vice President and
                                    Investment Officer

January 22, 1999


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------

Special Shareholder Notice

We would like to inform you about some important information regarding your investment in the Smith Barney Special Equities Fund. On January 7, 1999, the Board of Directors of Smith Barney Special Equities Fund approved a proposed merger of the Fund with the Salomon Brothers Small Cap Growth Fund. If this proposed merger is approved by shareholders, on the merger date each share of the Fund will be exchanged for an equivalent dollar amount of shares of the Salomon Brothers Small Cap Growth Fund.

In addition, the proposed merger would enable the Smith Barney Special Equities Fund shareholders to continue to own an investment composed primarily of smaller-capitalized companies. As noted in the shareholder letter, Pam Milunovich took over management responsibilities of the Smtih Barney Special Equities Fund on November 6, 1998. In addition to managing the Smith Barney Special Equities Fund, Ms. Milunovich manages the Salomon Brothers Small Cap Growth Fund. This proposed merger would enable Pam to use her investment approach more effectively and give her greater possible efficiencies in managing these assets.

A special meeting of the Smith Barney Special Equities Fund shareholders is scheduled for May 14, 1999 to consider the proposed merger of the Smith Barney Special Equities Fund into the Salomon Brothers Small Cap Growth Fund which is expected to occur in June if approved.

Proxy materials should be mailed some time in the beginning of April 1999. We ask that you take a few moments to review the proxy statement carefully. If you do not plan to attend the meeting, we ask that you complete the proxy card and return it as soon as possible. Your vote is very important. Thank you.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain     Return      Total
Year Ended              of Year   of Year   Dividends  Distributions  of Capital  Returns(1)
============================================================================================
12/31/98                $26.52    $29.29      $0.00       $0.00         $0.00      10.44%
--------------------------------------------------------------------------------------------
12/31/97                 28.11     26.52       0.00        0.00          0.00      (5.66)
--------------------------------------------------------------------------------------------
12/31/96                 30.44     28.11       0.00        0.28          0.36      (5.81)
--------------------------------------------------------------------------------------------
12/31/95                 19.10     30.44       0.00        0.76          0.00      63.48
--------------------------------------------------------------------------------------------
12/31/94                 20.23     19.10       0.00        0.00          0.00      (5.59)
--------------------------------------------------------------------------------------------
12/31/93                 15.47     20.23       0.00        0.33          0.00      32.90
--------------------------------------------------------------------------------------------
Inception* -- 12/31/92   14.13     15.47       0.00        0.00          0.00       9.48+
============================================================================================
  Total                                       $0.00       $1.37         $0.36
============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain     Return      Total
Year Ended              of Year   of Year   Dividends  Distributions  of Capital  Returns(1)
============================================================================================
12/31/98                $25.54    $28.00      $0.00       $0.00         $0.00        9.63%
--------------------------------------------------------------------------------------------
12/31/97                 27.28     25.54       0.00        0.00          0.00       (6.38)
--------------------------------------------------------------------------------------------
12/31/96                 29.76     27.28       0.00        0.28          0.36       (6.44)
--------------------------------------------------------------------------------------------
12/31/95                 18.82     29.76       0.00        0.76          0.00       62.30
--------------------------------------------------------------------------------------------
12/31/94                 20.08     18.82       0.00        0.00          0.00       (6.27)
--------------------------------------------------------------------------------------------
12/31/93                 15.47     20.08       0.00        0.33          0.00       31.93
--------------------------------------------------------------------------------------------
12/31/92                 14.18     15.47       0.00        0.00          0.00        9.10
--------------------------------------------------------------------------------------------
12/31/91                  9.82     14.18       0.00        0.00          0.03       44.76
--------------------------------------------------------------------------------------------
12/31/90                 13.77      9.82       0.29        0.23          0.02      (24.71)
--------------------------------------------------------------------------------------------
12/31/89                 12.04     13.77       0.27        0.00          0.24       18.60
============================================================================================
  Total                                       $0.56       $1.60         $0.65
============================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                       ------------------
                       Beginning    End      Income    Capital Gain     Return      Total
Year Ended              of Year   of Year   Dividends  Distributions  of Capital  Returns(1)
============================================================================================
12/31/98                $25.54    $28.00      $0.00       $0.00         $0.00       9.63%
--------------------------------------------------------------------------------------------
12/31/97                 27.28     25.54       0.00        0.00          0.00      (6.38)
--------------------------------------------------------------------------------------------
12/31/96                 29.77     27.28       0.00        0.28          0.36      (6.44)
--------------------------------------------------------------------------------------------
12/31/95                 18.82     29.77       0.00        0.76          0.00      62.35
--------------------------------------------------------------------------------------------
12/31/94                 20.08     18.82       0.00        0.00          0.00      (6.27)
--------------------------------------------------------------------------------------------
Inception* -- 12/31/93   22.62     20.08       0.00        0.33          0.00      (9.77)+
============================================================================================
  Total                                       $0.00       $1.37         $0.36
============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
                                      ------------------------------------------
                                        Class A        Class B        Class L
================================================================================
Year Ended 12/31/98                      10.44%          9.63%          9.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                 8.66           7.87           7.87
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                   N/A          10.51            N/A
--------------------------------------------------------------------------------
Inception* through 12/31/98              13.73           9.36           5.45
================================================================================

                                                 With Sales Charges(2)
                                      ------------------------------------------
                                        Class A        Class B        Class L
================================================================================
Year Ended 12/31/98                       4.91%          4.63%           7.53%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                 7.56           7.72            7.66
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                   N/A          10.51             N/A
--------------------------------------------------------------------------------
Inception* through 12/31/98              12.79           9.36            5.24
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                   Without Sales Charges(1)
================================================================================
Class A (Inception* through 12/31/98)                      120.43%
--------------------------------------------------------------------------------
Class B (12/31/88 through 12/31/98)                        171.77
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                       31.79
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L, shares are November 6, 1992, December 13, 1982 and October 18, 1993, respectively.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             5

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class B Shares of the Smith Barney Special Equities Fund vs. the Standard & Poor's 500 Index and the Russell 2000 Index+
--------------------------------------------------------------------------------
                         December 1988 -- December 1998

                                   [GRAPHIC]

            SB Special Equities     Standard & Poor's 500 Index     Russell 2000
            -------------------     ---------------------------     ------------
Dec  1988         10,000                      10,000                   10,000
Dec  1989         11,361                      13,163                   11,627
Dec  1990          8,604                      12,755                    9,362
Dec  1991         12,627                      16,633                   13,673
Dec  1992         14,003                      17,899                   16,189
Dec  1993         18,606                      19,698                   19,245
Dec  1994         17,439                      19,957                   18,895
Dec  1995         28,302                      27,448                   24,272
Dec  1996         26,478                      33,747                   28,276
Dec  1997         24,789                      45,004                   34,600
Dec  1998         27,177                      57,938                   33,721

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Industry Diversification of Common Stock*

                                   [GRAPHIC]

                    Basic Industry               0.6%
                    Capital Goods                0.7%
                    Communications               6.5%
                    Computer Services            6.0%
                    Consumer                    29.2%
                    Financial Services          13.8%
                    Health Care                 12.4%
                    Technology                  30.8%

* As a percentage of total common stock.

Top Ten Holdings*
--------------------------------------------------------------------------------
 1. Legato Systems, Inc.                                                    3.6%
--------------------------------------------------------------------------------
 2. Metromedia Fiber Network, Inc.                                          3.4
--------------------------------------------------------------------------------
 3. Abercrombie & Fitch Co., Class A Shares                                 3.4
--------------------------------------------------------------------------------
 4. New Era of Networks, Inc.                                               3.4
--------------------------------------------------------------------------------
 5. MedQuist, Inc.                                                          3.2
--------------------------------------------------------------------------------
 6. Reinsurance Group of America, Inc.                                      2.9
--------------------------------------------------------------------------------
 7. DeVry, Inc.                                                             2.7
--------------------------------------------------------------------------------
 8. Protective Life Corp.                                                   2.7
--------------------------------------------------------------------------------
 9. Insight Enterprises, Inc.                                               2.6
--------------------------------------------------------------------------------
10. ResMed, Inc.                                                            2.5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

  SHARES                              SECURITY                           VALUE
================================================================================
COMMON STOCK -- 96.8%

Basic Industry -- 0.6%
    85,000   Geon Co.                                              $  1,955,000
--------------------------------------------------------------------------------
Capital Goods -- 0.7%
    72,500   Matthews International Corp., Class A Shares             2,283,750
--------------------------------------------------------------------------------
Communications -- 6.3%
   317,500   Metromedia Fiber Network, Inc.+                         10,636,250
   100,000   Univision Communications, Inc.+                          3,618,750
   150,000   WinStar Communications, Inc.+                            5,850,000
--------------------------------------------------------------------------------
                                                                     20,105,000
--------------------------------------------------------------------------------
Computer Services -- 5.9%
   130,000   Affiliated Computer Services, Inc., Class A Shares+      5,850,000
   200,000   CIBER, Inc.+                                             5,587,500
   100,000   Keane, Inc.+                                             3,993,750
   120,000   Manhattan Associates, Inc.+                              3,270,000
--------------------------------------------------------------------------------
                                                                     18,701,250
--------------------------------------------------------------------------------
Consumer -- 28.2%
    65,000   Abacus Direct Corp.+                                     2,957,500
   150,000   Abercrombie & Fitch, Co., Class A Shares+               10,612,500
   102,000   Bebe Stores, Inc.                                        3,608,250
   100,000   Beringer Wine Estates Holdings, Inc., Class B Shares+    4,468,750
    27,900   Cort Business Services Corp.+                              676,575
   120,000   Cost Plus, Inc.+                                         3,765,000
   275,000   DeVry, Inc.+                                             8,421,875
   170,000   Dollar Tree Stores, Inc.+                                7,426,875
    60,000   Dura Automotive Systems, Inc.+                           2,047,500
   150,000   Earthgrains Co.                                          4,640,625
   160,000   Fossil, Inc.+                                            4,600,000
   156,000   Insight Enterprises, Inc.+                               7,936,500
   110,000   Lason, Inc.+                                             6,400,625
   100,000   O'Reilly Automotive, Inc.+                               4,725,000
    70,000   ProBusiness Services, Inc.+                              3,185,000
   200,000   Profit Recovery Group International, Inc.+               7,487,500
   180,000   Williams-Sonoma, Inc.+                                   7,256,250
--------------------------------------------------------------------------------
                                                                     90,216,325
--------------------------------------------------------------------------------
Financial Services -- 13.3%
   130,000   American Heritage Life Investment Co.                    3,176,875
   120,000   Charter One Financial, Inc.                              3,330,000
    80,000   CMAC Investment Corp.                                    3,675,000
   240,000   Dime Bancorp, Inc.                                       6,345,000
   110,000   Legg Mason, Inc.                                         3,471,875
   100,000   People's Heritage Financial Group, Inc.                  2,000,000
   210,000   Protective Life Corp.                                    8,360,625
   135,000   Reinsurance Group of America, Inc.                       8,941,250
    70,000   ReliaStar Financial Corp.                                3,228,750
--------------------------------------------------------------------------------
                                                                     42,529,375
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------
  SHARES                              SECURITY                           VALUE
================================================================================
Health Care -- 12.0%
   120,000   IDEXX Laboratories, Inc.+                             $  3,228,750
   250,000   MedQuist Inc.+                                           9,875,000
   170,000   ResMed, Inc.+                                            7,713,750
   190,000   Safeskin Corp.+                                          4,583,750
    60,000   Sepracor, Inc.+                                          5,253,750
    80,000   Serologicals Corp.+                                      2,400,000
   100,000   Universal Health Services, Inc., Class B Shares+         5,187,500
--------------------------------------------------------------------------------
                                                                     38,242,500
--------------------------------------------------------------------------------
Technology -- 29.8%
   120,000   AVT Corp.+                                               3,480,000
   130,000   Carrier Access Corp.+                                    4,476,875
    50,000   CMG Information Services, Inc.+                          5,325,000
   135,000   Com21, Inc.+                                             2,835,000
   115,000   Concord Communications, Inc.+                            6,526,250
    80,000   EarthLink Network, Inc.+                                 4,560,000
   110,000   Entrust Technologies, Inc.+                              2,626,250
    20,000   Inktomi Corp.+                                           2,587,500
   170,000   Legato Systems, Inc.+                                   11,209,375
   125,000   Level One Communications, Inc.+                          4,437,500
    90,000   Lycos, Inc.+                                             5,000,625
   100,000   MMC Networks, Inc.+                                      1,325,000
   120,000   Network Appliance, Inc.+                                 5,400,000
    35,000   Network Solutions, Inc., Class A Shares+                 4,580,625
   240,000   New Era of Networks, Inc.+                              10,560,000
   140,000   Siebel Systems, Inc.+                                    4,751,250
   125,000   Transaction Systems Architects, Inc., Class A Shares+    6,250,000
   100,000   Uniphase Corp.+                                          6,937,500
   110,000   World Access, Inc.+                                      2,351,250
--------------------------------------------------------------------------------
                                                                     95,220,000
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $218,608,142)                                 309,253,200
================================================================================
  FACE
 AMOUNT                               SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.2%
$10,299,000  Morgan Stanley Dean Witter & Co., Inc., 4.650% due
             1/4/99; Proceeds at maturity -- $10,304,321; (Fully
             collateralized by U.S. Treasury Notes, 6.000% to
             6.500% due 7/15/99 to 8/15/27; Market value --
             $10,552,988) (Cost -- $10,299,000)                      10,299,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $228,907,142*)                               $319,552,200
================================================================================
+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $228,907,142)                    $319,552,200
   Cash                                                                  89,873
   Receivable for Fund shares sold                                   12,029,354
   Receivable for securities sold                                     3,256,259
   Dividends and interest receivable                                     18,426
--------------------------------------------------------------------------------
   Total Assets                                                     334,946,112
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                 22,142,537
   Payable for securities purchased                                   1,379,938
   Investment advisory fees payable                                     168,972
   Administration fees payable                                           60,637
   Distribution fees payable                                             38,159
   Accrued expenses                                                     524,388
--------------------------------------------------------------------------------
   Total Liabilities                                                 24,314,631
--------------------------------------------------------------------------------
Total Net Assets                                                   $310,631,481
================================================================================
NET ASSETS:
   Par value of capital shares                                     $     10,855
   Capital paid in excess of par value                              209,336,151
   Accumulated net investment loss                                       (1,584)
   Accumulated net realized gain on security transactions and
     futures contracts                                               10,641,001
   Net unrealized appreciation of investments                        90,645,058
--------------------------------------------------------------------------------
Total Net Assets                                                   $310,631,481
================================================================================
Shares Outstanding:
   Class A                                                            5,208,205
   -----------------------------------------------------------------------------
   Class B                                                            5,291,647
   -----------------------------------------------------------------------------
   Class L                                                              354,967
   -----------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                        $29.29
   -----------------------------------------------------------------------------
   Class B *                                                             $28.00
   -----------------------------------------------------------------------------
   Class L **                                                            $28.00
   -----------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)     $30.83
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $28.28
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             9

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                        $  2,266,455
   Dividends                                                            756,282
--------------------------------------------------------------------------------
   Total Investment Income                                            3,022,737
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                  2,510,436
   Distribution fees (Note 2)                                         2,311,720
   Administration fees (Note 2)                                         912,886
   Shareholder and system servicing fees                                424,972
   Shareholder communications                                           207,889
   Registration fees                                                     71,865
   Custody                                                               47,953
   Audit and legal                                                       43,874
   Directors' fees                                                       35,378
   Other                                                                 60,909
--------------------------------------------------------------------------------
   Total Expenses                                                     6,627,882
--------------------------------------------------------------------------------
Net Investment Loss                                                  (3,605,145)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED Gain (Loss) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
   Realized Gain From:
      Security transactions (excluding short-term securities)        61,122,475
      Futures contracts                                                  85,272
--------------------------------------------------------------------------------
   Net Realized Gain                                                 61,207,747
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                             108,735,832
      End of year                                                    90,645,058
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (18,090,774)
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        43,116,973
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 39,511,828
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                     1998            1997
==============================================================================================
OPERATIONS:
   Net investment loss                                        $    (3,605,145)  $  (6,449,871)
   Net realized gain (loss)                                        61,207,747     (40,421,604)
   Increase (decrease) in net unrealized appreciation             (18,090,774)      8,970,299
----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations               39,511,828     (37,901,176)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   --              --
----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders               --              --
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                             1,184,808,924     582,676,285
   Cost of shares reacquired                                   (1,474,248,055)   (716,903,253)
----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions           (289,439,131)   (134,226,968)
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                           (249,927,303)   (172,128,144)

NET ASSETS:
   Beginning of year                                              560,558,784     732,686,928
----------------------------------------------------------------------------------------------
   End of year*                                               $   310,631,481   $ 560,558,784
==============================================================================================
* Includes accumulated net investment loss of:                $        (1,584)  $     (14,881)
==============================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Special Equities Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and six other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Contrarian Fund, Smith Barney Investment Grade Bond Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $3,664,212 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Portfolio pays MMC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group. For the year ended December 31, 1998, SSB received brokerage commissions of $97,090.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of approximately $74,000 and $1,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                         Class A        Class B       Class L
================================================================================
CDSCs                                     $1,000       $929,000       $11,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1998, total Distribution Plan fees incurred were:

                                         Class A        Class B       Class L
================================================================================
Distribution Plan Fees                  $379,620     $1,803,038      $129,062
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $660,409,534
--------------------------------------------------------------------------------
Sales                                                                929,289,486
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 93,143,258
Gross unrealized depreciation                                        (2,498,200)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 90,645,058
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

The Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 1998, the Portfolio had no open futures contracts.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

During the year ended December 31, 1998, the Portfolio earned income from securities lending of $672,047. However, at December 31, 1998, the Portfolio did not have any securities on loan.

7. Capital Shares

At December 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998 the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                                                                       Amount
================================================================================
Class A                                                             $ 75,789,210
--------------------------------------------------------------------------------
Class B                                                              122,114,131
--------------------------------------------------------------------------------
Class L                                                               11,443,665
================================================================================


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended                          Year Ended
                                   December 31, 1998                  December 31, 1997
                            --------------------------------   -------------------------------
                               Shares             Amount          Shares              Amount
==============================================================================================
Class A
Shares sold                  43,453,919     $ 1,139,338,291     16,896,856     $ 456,165,866
Shares redeemed             (44,915,731)     (1,184,419,881)   (18,672,368)     (507,105,631)
----------------------------------------------------------------------------------------------
Net Decrease                 (1,461,812)    $   (45,081,590)    (1,775,512)    $ (50,939,765)
==============================================================================================
Class B
Shares sold                     481,144     $    12,097,414      1,840,814     $  48,152,441
Shares redeemed              (4,752,892)       (121,948,302)    (5,555,378)     (145,731,101)
----------------------------------------------------------------------------------------------
Net Decrease                 (4,271,748)    $  (109,850,888)    (3,714,564)    $ (97,578,660)
==============================================================================================
Class L*
Shares sold                      69,754     $     1,800,409        295,802     $   7,645,773
Shares redeemed                (448,046)        (11,533,176)      (533,187)      (13,995,758)
----------------------------------------------------------------------------------------------
Net Decrease                   (378,292)    $    (9,732,767)      (237,385)    $  (6,349,985)
==============================================================================================
Class Y+
Shares sold                   1,159,135     $    29,514,653      2,450,057     $  65,702,742
Shares redeemed              (5,138,794)       (138,880,125)    (1,800,027)      (47,481,247)
----------------------------------------------------------------------------------------------
Net Increase (Decrease)      (3,979,659)    $  (109,365,472)       650,030     $  18,221,495
==============================================================================================
Class Z++
Shares sold                      76,384     $     2,058,157        181,226     $   5,009,463
Shares redeemed                (612,326)        (17,466,571)       (93,713)       (2,589,516)
----------------------------------------------------------------------------------------------
Net Increase (Decrease)        (535,942)     $  (15,408,414)        87,513     $   2,419,947
==============================================================================================

*    On June 12, 1998, Class C shares were renamed as Class L shares.
+    On December 29, 1998, Class Y shares were fully redeemed.
++   On December 31, 1998, Class Z shares were fully redeemed.

8. Subsequent Event

On January 7, 1999, the Board of Directors of Smith Barney Special Equities Fund approved a proposed merger of the Fund with the Salomon Brothers Small Cap Growth Fund. If this proposed merger is approved by shareholders, on the merger date each share of the Fund will be exchanged for an equivalent dollar amount of shares of the Salomon Brothers Small Cap Growth Fund. A special meeting of the Smith Barney Special Equities Fund shareholders is scheduled for May 14, 1999 to consider the merger of the Smith Barney Special Equities Fund into the Salomon Brothers Small Cap Growth Fund which is expected to occur in June.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                               1998(1)      1997        1996(1)       1995       1994(1)
======================================================================================================
Net Asset Value, Beginning of Year           $26.52      $28.11       $30.44       $19.10      $20.23
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.15)      (0.21)       (0.19)       (0.27)      (0.13)
  Net realized and unrealized gain (loss)      2.92       (1.38)       (1.50)       12.37       (1.00)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.77       (1.59)       (1.69)       12.10       (1.13)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                             --          --        (0.28)       (0.76)      --
  Capital                                        --          --        (0.36)          --       --
------------------------------------------------------------------------------------------------------
Total Distributions                              --          --        (0.64)       (0.76)      --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $29.29      $26.52       $28.11       $30.44      $19.10
------------------------------------------------------------------------------------------------------
Total Return                                  10.44%      (5.66)%      (5.81)%      63.48%      (5.59)%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $152,546    $176,889     $237,435     $159,316    $101,052
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.24%       1.20%        1.17%        1.43%       1.49%
  Net investment loss                         (0.58)      (0.67)       (0.61)       (1.05)      (0.94)
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         157%        145%         118%         113%        123%
======================================================================================================

Class B Shares                               1998(1)      1997        1996(1)       1995       1994(1)
======================================================================================================
Net Asset Value, Beginning of Year           $25.54      $27.28       $29.76       $18.82      $20.08
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.34)      (0.45)       (0.41)       (0.37)      (0.27)
  Net realized and unrealized gain (loss)      2.80       (1.29)       (1.43)       12.07       (0.99)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.46       (1.74)       (1.84)       11.70       (1.26)
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                             --          --        (0.28)       (0.76)         --
  Capital                                        --          --        (0.36)          --          --
------------------------------------------------------------------------------------------------------
Total Distributions                              --          --        (0.64)       (0.76)         --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $28.00      $25.54       $27.28       $29.76      $18.82
------------------------------------------------------------------------------------------------------
Total Return                                   9.63%      (6.38)%      (6.44)%      62.30%      (6.27)%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $148,147    $244,258     $362,163     $171,081     $93,920
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.99%       1.94%        1.91%        2.04%       2.21%
  Net investment loss                         (1.33)      (1.41)       (1.36)       (1.61)      (1.66)
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         157%        145%         118%         113%        123%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                          1998(2)      1997       1996(2)     1995     1994(2)
===============================================================================================
Net Asset Value, Beginning of Year          $25.54     $27.28      $29.77     $18.82    $20.08
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                        (0.34)     (0.45)      (0.41)     (0.42)    (0.25)
  Net realized and unrealized gain (loss)     2.80      (1.29)      (1.44)     12.13     (1.01)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           2.46      (1.74)      (1.85)     11.71     (1.26)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                            --         --       (0.28)     (0.76)       --
  Capital                                       --         --       (0.36)        --        --
-----------------------------------------------------------------------------------------------
Total Distributions                             --         --       (0.64)     (0.76)       --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $28.00     $25.54      $27.28     $29.77    $18.82
-----------------------------------------------------------------------------------------------
Total Return                                  9.63%     (6.38)%     (6.44)%    62.35%    (6.27)%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $9,938    $18,730     $26,480     $9,417    $1,528
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.99%      1.95%       1.90%      2.25%     2.15%
  Net investment loss                        (1.33)     (1.42)      (1.34)     (1.79)    (1.60)
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        157%       145%        118%       113%      123%
===============================================================================================

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            17

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Special Equities Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994, were audited by other auditors whose report thereon, dated February 10, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Special Equities Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ KPMG LLP

New York, New York
February 8, 1999

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.   To elect Directors of the Fund which includes all Portfolios; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                      Shares Voted     Percentage    Shares Voted    Percentage
Name of Directors          For        Shares Voted      Against     Shares Voted
================================================================================
Paul R. Ades         110,457,871.145     96.547%     3,950,761.251     3.453%
Herbert Barg         110,299,351.998     96.408      4,109,280.398     3.592
Dwight B. Crane      110,443,765.891     96.534      3,964,866.505     3.466
Frank Hubbard        110,456,573.292     96.546      3,952,059.104     3.454
Jerome Miller        110,457,232.652     96.546      3,951,399.744     3.454
Ken Miller           110,449,857.597     96.540      3,958,774.799     3.460
Heath B. McLendon    110,401,492.247     96.498      4,007,140.149     3.502
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
M     Diversification                                                   Approved
M     Industry Concentration                                            Approved
M     Borrowing                                                         Approved
M     Lending                                                           Approved
R     Margin and Short-Sales                                            Approved
M     Real Estate                                                       Approved
R     Restricted and Illiquid Securities                                Approved
R     Unseasoned Issuers                                                Approved
E     5% Ownership of Certain Securities                                Approved
R     Purchases of Securities of Other Investment Companies             Approved
R     Exercising Control or Management                                  Approved
R     Investments in Oil, Gas or Mineral Exploration                    Approved
E     Limiting Participation in Joint Trading Accounts                  Approved
R     Puts, Calls and Combinations Thereof                              Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                 Percentage                  Percentage               Percentage
 Shares Voted     of Shares   Shares Voted    of Shares     Shares     of Shares
      For           Voted        Against        Voted     Abstaining     Voted
================================================================================
10,320,464.470     89.762%     284,173.086     2.471%     893,277.293   7.769%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            19

                      [This page intentionally left blank]

Smith Barney
Special Equities Fund

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Pamela P. Milunovich
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Special Equities Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Special Equities Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0313 2/99





                               [GRAPHIC OMITTED]

Smith Barney
Investment Grade
Bond Fund

ANNUAL REPORT

December 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day(R).

Smith Barney Investment
Grade Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Investment Grade Bond Fund ("Portfolio") seeks to provide high current income consistent with prudent investment management and preservation of capital primarily by investing in investment-grade corporate bonds and other income producing securities.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

               Class A                    SIGAX
               Class B                    HBDIX
               Class L                    SBILX

Smith Barney Investment Grade Bond Fund
Average Annual Total Returns
December 31, 1998

                                                  Without Sales Charges(1)
                                      ------------------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
One-Year                                         8.30%       7.72%       7.83%
--------------------------------------------------------------------------------
Five-Year                                        9.23        8.67        8.72
--------------------------------------------------------------------------------
Ten-Year                                          N/A       10.95         N/A
--------------------------------------------------------------------------------
Since Inception+                                11.01       11.92        9.24
================================================================================
                                                     With Sales Charges(3)
                                      ------------------------------------------
                                              Class A     Class B     Class L(2)
================================================================================
One-Year                                         3.43%       3.26%       5.80%
--------------------------------------------------------------------------------
Five-Year                                        8.23        8.53        8.51
--------------------------------------------------------------------------------
Ten-Year                                          N/A       10.95         N/A
--------------------------------------------------------------------------------
Since Inception+                                10.18       11.92        9.05
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The investment strategy followed in the Portfolio has remained the same since our last report: stay fully invested and maintain a long-term investment horizon. As of December 31, 1998, the Portfolio's asset allocation was 97% in investment-grade corporate bonds and 3% in U.S. Treasuries. Roughly one-third of the Portfolio's corporate bonds was in the following three sectors:

      o Leisure and entertainment

      o Banks and savings and loans

      o Automotive

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter............................................................ 1

Historical Performance........................................................ 4

Smith Barney Investment Grade Bond Fund
at a Glance................................................................... 6

Schedule of Investments....................................................... 7

Statement of Assets and Liabilities.......................................... 11

Statement of Operations...................................................... 12

Statements of Changes in Net Assets.......................................... 13

Notes to Financial Statements................................................ 14

Financial Highlights......................................................... 17

Tax Information.............................................................. 19

Independent Auditors' Report................................................. 20

Additional Shareholder Information........................................... 21

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]             [PHOTO OMITTED]

HEATH B.                    JAMES E.
MCLENDON                    CONROY

Chairman                    Vice President and
                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Investment Grade Bond Fund ("Portfolio") for the year ended December 31, 1998. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Portfolio Manager Change

On November 6, 1998, James E. Conroy assumed responsibility as Portfolio Manager of the Smith Barney Investment Grade Bond Fund. Mr. Conroy is a Managing Director of Salomon Smith Barney Inc. In addition, Mr. Conroy also manages the Government Securities Fund, the U.S. Government Securities Fund, the Managed Governments Fund, the Short-Term High Grade Bond Fund and co-manages the Diversified Strategic Income Fund. Mr. Conroy has more than 21 years of investment experience and holds a BA in Economics from Muhlenberg College.

Performance Update

For the year ended December 31, 1998, the Portfolio generated a total return of 8.30% for Class A shares, significantly outperforming its Lipper, Inc. ("Lipper") peer group total return of 6.23% for the same period. (Lipper is a major fund-tracking organization.)

A Style Pure Fund

The Smith Barney Investment Grade Bond Fund is a Style Pure Fund. Our Style Pure Series funds are fully invested 100% of the time within designated asset classes and a designated investment style. They may maintain minimal cash holdings or under extraordinary market conditions increase the cash allocation. These funds may be used as the basic building blocks of asset allocation.

Investment Strategy

The investment strategy followed in the Portfolio has remained the same since our last report: stay fully invested and maintain a long-term investment horizon. As of December 31, 1998, the Portfolio's asset allocation was 97% in investment-grade corporate bonds and 3% in U.S. Treasuries. Roughly one-third of the Portfolio's corporate bonds were in the following three sectors:

   o Leisure and entertainment
   o Banks and savings and loans
   o Automotive

One of the key changes we made to the Portfolio during the reporting period was to lower its average maturity to 47 years as of December 31, 1998 to help reduce volatility somewhat. Because we think long-term interest rates will be lower, we expect the Portfolio's returns to remain competitive and consistent with its long-term track record.

Market Update and Outlook

The key events during 1998 were predominantly more mergers and acquisitions, the ongoing overseas economic crisis and the resiliency of the U.S. economy and financial markets. The broad range in interest rates and the associated higher market volatility reflected those conditions. As can be seen from the chart below, interest rates went down during the reporting period:

                      Yields from U.S. Treasury Securities

                                                       12/31/98         12/31/97
================================================================================
90-day Treasury Bill                                    4.45%            5.34%
--------------------------------------------------------------------------------
2-Year Treasury Note                                    4.53             5.64
--------------------------------------------------------------------------------
5-Year Treasury Note                                    4.54             5.71
--------------------------------------------------------------------------------
10-Year Treasury Bond                                   4.65             5.74
--------------------------------------------------------------------------------
30-Year Treasury Bond                                   5.09             5.92
================================================================================


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        1

Interest rates reached historical lows in October 1998, precipitated by the first Federal Reserve Board ("Fed") interest rate cut since 1996. While further cuts ensued, concerns surrounding hedge fund losses took center stage, prompting the spreads between corporate bonds and mortgage-backed securities to widen versus U.S. Treasuries. Compounding the problem was considerable corporate financing as we headed toward the end of the year. Corporate debt issuance for 1998 on a net basis was more than the prior two years combined.

We believe that the dominant issues in 1999 will be the advent of the Euro, the prospects for economic recovery throughout Asia and other less developed countries, the future sustainability of U.S. economic growth and the ongoing resiliency of U.S. financial markets.

The Euro introduces a new variable to macroeconomic analysis that has not been faced since the demise of the Soviet empire and the advent of true global competition. Opportunities should abound in the financial markets as corporate financing expands in creative new ways. However, the implications for the U.S. dollar as the world's premier currency has now been brought into question by the Euro's introduction.

The economic picture throughout Asia and Russia remains critically unclear. Rising employment, the need to dump finished goods in the face of uncertain currencies and fiscal policies that are slow to change and less than dramatic, do not bode well for the financial markets of less developed countries.

In our view, the U.S. economy and the financial markets will continue to soul search as to prospects for continued good fortune. The positives include such variables as low unemployment, strong productivity and the dramatic increase in defined contribution plans (e.g., 401(k) plans) and estate planning as key market influences. However, historically low savings (the traditional standard) being redefined as the "wealth effect" as measured by investment growth remains an ever-present shadow that can change with the ups and downs of the financial markets.

Technical trends that have supported a decline in interest rates since 1981 remain fully intact. Minor disruptions keep markets range bound between 4.90% and 5.40% during the first quarter of 1999. However, we believe the more dominant longer-term force should be for rates to head toward the 4.50% level. We have positioned the Portfolio in the coming year to benefit from these expected lower interest rates. On the next page, we have provided a list of the key global events that occurred this past year.

In closing, thank you for investing in the Smith Barney Investment Grade Bond Fund, Inc. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals as the new century dawns.

Sincerely,


/s/ Heath B. McLendon               /s/ James E. Conroy

Heath B. McLendon                   James E. Conroy
Chairman                            Vice President and
                                    Investment Officer

January 25, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of December 31, 1998
--------------------------------------------------------------------------------
 1. Walt Disney Corp.                                                       4.1%
--------------------------------------------------------------------------------
 2. Boeing Co.                                                              4.0
--------------------------------------------------------------------------------
 3. NationsBank Corp.                                                       3.9
--------------------------------------------------------------------------------
 4. IBM Corp.                                                               3.9
--------------------------------------------------------------------------------
 5. Coca-Cola Enterprises Inc.                                              3.8
--------------------------------------------------------------------------------
 6. Amgen Inc.                                                              3.8
--------------------------------------------------------------------------------
 7. Chrysler Corp.                                                          3.8
--------------------------------------------------------------------------------
 8. Republic NY Corp.                                                       3.8
--------------------------------------------------------------------------------
 9. Time Warner Inc.                                                        3.7
--------------------------------------------------------------------------------
10. Bank One Corp.                                                          3.7
--------------------------------------------------------------------------------

* As a percentage of total investments.


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
                            Key Global Events in 1998

1/26        Royal Bank of Canada and Bank of Montreal announce plans for merger

1/27        Compaq acquires Digital Equipment

2/3         President Clinton proposes the first no deficit budget in 30 years

2/11        Dow Jones Industrial Average ("DJIA") sets new record (8285.61)

3/9 The International Monetary Fund ("IMF") postpones additional funds to Indonesia

3/17        The Justice Department expands its investigation of Microsoft

4/7         Citicorp and Travelers Group merge

4/14        NationsBank announces merger with BankAmerica

5/8         The U.S. Senate announces major overhaul of the Internal Revenue
            Service

5/14        The Dow Jones Industrial Average closes above 9200

6/16        Oil prices hit 11-year low ($11.40)

6/18        U.S. intervenes in exchange market to support Yen

7/14        Japanese Prime Minister resigns in face of economic turmoil

8/17        Hong Kong intervenes in its stock and futures market

8/27        Russian central bank says it will stop supporting ruble

9/1         The DJIA declines to 7539, wiping out 1998 gains

9/28        Helmut Kohl loses German national election

9/30 The Federal Reserve Board cuts rates for the first time since January 1996. (Two cuts ensue.)

10/1        Bond rates fall below 5%

10/27 Global financier George Soros says he will close his emerging market hedge fund

11/4        Democrats fare better than expected in mid-term elections

11/13       Brazil receives major financial bailout package

12/17 Joint military strike between U.S. and Britain begins against defiant Iraq

12/19 President William Jefferson Clinton becomes only the second U.S. President to be impeached by the House of Representatives source: The Wall Street Journal
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
12/31/98                             $13.19            $13.12           $0.76            $0.37            $0.00             8.30%
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.27             13.19            0.80             0.28             0.00            17.10
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.25             12.27            0.76             0.12             0.00            (0.47)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.25            0.89             0.16             0.00            35.29
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.86             0.31             0.03            (8.95)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.89             13.01            0.89             0.14             0.00            18.45
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92                11.67             11.89            0.14             0.00             0.01             3.25+
====================================================================================================================================
  Total                                                                 $5.10            $1.38            $0.04
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
12/31/98                             $13.19            $13.09           $0.72            $0.37            $0.00             7.72%
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.29             13.19            0.75             0.28             0.00            16.44
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.25             12.29            0.68             0.12             0.00            (0.89)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.25            0.83             0.16             0.00            34.63
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.80             0.31             0.03            (9.41)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.89             13.01            0.83             0.14             0.00            18.06
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                              11.80             11.89            0.83             0.00             0.03             8.36
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                              10.43             11.80            0.87             0.00             0.00            22.50
------------------------------------------------------------------------------------------------------------------------------------
12/31/90                              11.01             10.43            0.87             0.00             0.00             2.98
------------------------------------------------------------------------------------------------------------------------------------
12/31/89                              10.33             11.01            0.87             0.00             0.00            15.57
====================================================================================================================================
  Total                                                                 $8.05            $1.38            $0.06
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
12/31/98                             $13.18            $13.07           $0.74            $0.37            $0.00             7.83%
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.30             13.18            0.77             0.28             0.00            16.41
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.26             12.30            0.69             0.12             0.00            (0.83)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.26            0.83             0.16             0.00            34.74
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.80             0.31             0.03            (9.41)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93                12.56             13.01            0.69             0.14             0.00            10.38+
====================================================================================================================================
  Total                                                                 $4.52            $1.38            $0.03
====================================================================================================================================


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning           End            Income        Capital Gain        Return            Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital        Returns(1)
====================================================================================================================================
12/31/98                             $13.19            $13.11           $0.82            $0.37            $0.00             8.66%
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.28             13.19            0.85             0.28             0.00            17.44
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96                13.03             12.28            0.72             0.12             0.00             1.01+
====================================================================================================================================
  Total                                                                 $2.39            $0.77            $0.00
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
                                          --------------------------------------
                                          Class A    Class B    Class L  Class Y
================================================================================
Year Ended 12/31/98                         8.30%      7.72%      7.83%    8.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                   9.23       8.67       8.72      N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                     N/A      10.95        N/A      N/A
--------------------------------------------------------------------------------
Inception* through 12/31/98                11.01      11.92       9.24     9.16
================================================================================

                                                    With Sales Charges(2)
                                          --------------------------------------
                                          Class A    Class B    Class L  Class Y
================================================================================
Year Ended 12/31/98                         3.43%      3.26%      5.80%    8.66%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98                   8.23       8.53       8.51      N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98                     N/A      10.95        N/A      N/A
--------------------------------------------------------------------------------
Inception* through 12/31/98                10.18      11.92       9.05     9.16
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 12/31/98)                      90.12%
--------------------------------------------------------------------------------
Class B (12/31/88 through 12/31/98)                       182.69
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                      67.68
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                      28.91
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        5

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long-Term Corporate Bond Index & the Lipper Corporate Debt A-Rated Average+
--------------------------------------------------------------------------------

                         December 1988 -- December 1998

 [The following table was represented by a line chart in the printed material.]


<--- NEED PLOT POINTS


+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998. The Lehman Brothers Long-Term Corporate Bond Index is comprised of all publicly issued, fixed rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Corporate Debt A-Rated Average is composed of the Fund's peer group of 32 mutual funds as of December 31, 1998. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

 [The following table was represented by a line chart in the printed material.]

              7.4%            Aerospace & Defense
              7.9%            Airlines
             10.8%            Automotive
             11.4%            Banking
              5.4%            Beverages
              3.8%            Bio - Medical
              5.5%            Electronics/Computers
              3.6%            Insurance
             19.9%            Multimedia
              3.6%            Super National Entity
             20.7%            Other

*     As a percentage of total corporate bonds and notes.

Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                         Standard              Percentage of
      Moody's            & Poor's           Total Bonds & Notes
     ---------          ----------         ---------------------
        Aaa                 AAA                     3.8%
        Aa                  AA                     17.5
        A                   A                      46.9
        Baa                 BBB                    30.9
        Ba                  BB                      0.9
                                                 --------
                                                  100.0%
                                                 ========


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

            FACE
           AMOUNT        RATING(a)                                 SECURITY                                               VALUE
====================================================================================================================================
CORPORATE BONDS AND NOTES -- 93.7%
Aerospace & Defense -- 7.3%
         $23,500,000       AA-        Boeing Co., Debentures, 6.875% due 10/15/43                                      $24,351,875
           2,000,000       A3*        Lockheed Martin Corp., Debentures, 7.750% due 5/1/26                               2,257,500
          17,500,000       A3*        Loral Corp., Debentures, 7.000% due 9/15/23                                       18,156,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        44,765,625
------------------------------------------------------------------------------------------------------------------------------------
Airlines -- 7.8%
                                      AMR Corp., Debentures:
          12,500,000       BBB-         9.000% due 9/15/16                                                              14,484,375
           4,500,000       BBB-         9.880% due 6/15/20                                                               5,675,625
                                      Delta Air Lines, Inc., Debentures:
          10,735,000       BBB-         9.000% due 5/15/16                                                              12,170,806
           5,000,000       BBB-         9.750% due 5/15/21                                                               6,075,000
           7,650,000       Baa3*      United Airlines, Inc., Debentures, 9.750% due 8/15/21                              9,581,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        47,987,431
------------------------------------------------------------------------------------------------------------------------------------
Automotive -- 10.7%
          20,000,000       A+         Chrysler Corp., Debentures, 7.450% due 2/1/97                                     23,050,000
          19,400,000       A1*        Ford Motor Co., Notes, 7.700% due 5/15/97                                         22,067,500
          20,000,000       A          General Motors Corp., Debentures, 6.750% due 5/1/28                               20,750,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        65,867,500
------------------------------------------------------------------------------------------------------------------------------------
Banking -- 11.3%
                                      Bank One Corp., Debentures:
           8,000,000       A1*          7.750%  due 7/15/25                                                              9,220,000
          11,500,000       A1*          7.625% due 10/15/26                                                             13,181,875
          23,500,000       Aa3*       NationsBank Corp., Debentures, 6.800% due 3/15/28                                 23,852,500
          22,000,000       A          Republic NY Corp., Debentures, 7.200% due 7/15/2097                               23,017,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        69,271,875
------------------------------------------------------------------------------------------------------------------------------------
Beverages -- 5.3%
           8,500,000       A+         Anheuser Busch Cos. Inc., Debentures, 6.750% due 12/15/27                          9,211,875
                                      Coca Cola Enterprises Inc., Debentures:
           3,000,000       A+           6.750% due 1/15/38                                                               3,120,000
          19,000,000       A+           7.000% due 5/15/2098                                                            20,187,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,519,375
------------------------------------------------------------------------------------------------------------------------------------
Bio-Medical -- 3.8%
          19,000,000       A          Amgen Inc., Debentures, 8.125% due 4/1/2097                                       23,132,500
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products -- 0.8%
           6,000,000       BB+        Fruit of The Loom Corp., Debentures, 7.375% due 11/15/23                           5,062,500
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 5.5%
          21,000,000       A+         IBM Corp., Debentures, 7.125% due 12/1/2096                                       23,782,500
          12,500,000       AA-        Motorola Inc., Debentures, 5.220% due 10/1/2097                                    9,812,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,595,000
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 2.6%
          16,000,000       AA-        Merrill Lynch & Co., Debentures, 6.750% due 6/1/28                                16,040,000
------------------------------------------------------------------------------------------------------------------------------------
Foods -- 3.1%
          16,000,000       A-         Ralston Purina Co., Debentures, 8.125% due 2/1/23                                 18,860,000
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

            FACE
           AMOUNT        RATING(a)                                 SECURITY                                               VALUE
====================================================================================================================================
Insurance -- 3.6%
         $20,000,000       AA-        American General Corp., Debentures, 7.500% due 7/15/25                          $ 21,900,000
------------------------------------------------------------------------------------------------------------------------------------
Multimedia -- 19.7%
          17,500,000       BBB-       CBS Inc., Notes, 7.125% due 11/1/23                                               17,368,750
           2,000,000       A-         Cox Communications, Inc., Debentures, 6.800% due 8/1/28                            2,050,000
          20,000,000       BBB-       News America Holdings Inc., Notes, 7.900% due 12/1/95                             21,325,000
          12,000,000       BBB-       Paramount Communications, Inc., Sr. Debentures,
                                         7.500% due 7/15/23                                                             12,255,000
          18,300,000       BBB-       Seagrams Co., Ltd., Debentures, 6.875% due 9/1/23                                 16,721,625
           2,500,000       BBB        Time Warner Entertainment, Debentures, 8.375% due 7/15/33                          3,112,500
                                      Time Warner Inc., Debentures:
           1,500,000       BBB          7.250% due 10/15/17                                                              1,616,250
          19,000,000       BBB          7.570% due 2/1/24                                                               21,327,500
          21,500,000       A1*        Walt Disney Corp., Sr. Debentures, 7.550% due 7/15/93                             25,047,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       120,824,125
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 1.6%
           9,500,000       BBB+       Apache Corp., Debentures, 7.625% due 11/1/2096                                     9,690,000
------------------------------------------------------------------------------------------------------------------------------------
Publishing -- 2.4%
          10,000,000       BBB        Harcourt General Inc., Debentures, 7.300% due 8/1/2097                             9,362,500
           4,745,000       A+         Times Mirror Co., Debentures, 7.250% due 11/15/2096                                5,166,120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,528,620
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 0.9%
           5,000,000       BBB+       Rite Aid Corp., Debentures, 7.700% due 2/15/27                                     5,437,500
------------------------------------------------------------------------------------------------------------------------------------
Super National Entity -- 3.5%
                                      International Bank of Reconstruction and Development:
          42,860,000       AAA          Zero coupon bond to yield 7.845% due 7/15/29                                     7,393,350
          90,000,000       AAA          Zero coupon bond to yield 9.215% due 3/11/31                                    14,175,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,568,350
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 1.8%
           5,000,000       AA-        GTE North Inc., Debentures, 5.650% due 11/15/08                                    5,037,500
           6,000,000       A-         Sprint Capital, Debentures, 6.875% due 11/15/28                                    6,270,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,307,500
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 2.0%
          10,500,000       BBB+       Norfolk Southern Corp., Debentures, 7.900% due 5/15/2097                          12,193,125
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS AND NOTES
                                      (Cost -- $525,161,802)                                                           574,551,026
====================================================================================================================================
YANKEE BOND -- 0.3%
           1,600,000       A+         Hydro-Quebec, Debentures, Series HE,
                                         8.625% due 6/15/29 (Cost -- $1,436,445)                                         2,054,000
====================================================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 5.0%
          10,000,000                  U.S. Treasury Note, 4.750% due 11/15/08                                           10,077,800
          17,500,000                  U.S. Treasury Note, 5.500% due 8/15/28                                            18,342,100
           2,000,000                  U.S. Treasury Bond, 6.125% due 11/15/27                                            2,235,960
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                                      (Cost -- $30,853,907)                                                             30,655,860
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

            FACE
           AMOUNT                                                  SECURITY                                               VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 1.0%
          $6,106,000                  Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
                                        Proceeds at maturity -- $6,109,155;
                                        (Fully collateralized by U.S. Treasury Notes,
                                        6.000% to 6.500% due 7/15/99 to 8/15/27;
                                        Market value -- $6,256,583) (Cost -- $6,106,000)                              $  6,106,000
====================================================================================================================================
                                      TOTAL INVESTMENTS -- 100%
                                      (Cost -- $563,558,154**)                                                        $613,366,886
====================================================================================================================================

(a) All ratings are by Standard & Poor's Rating Services except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 10 for definition of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Services ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB    -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $563,558,154)                        $613,366,886
     Cash                                                                         409
     Interest receivable                                                   10,618,156
     Receivable for Fund shares sold                                        3,787,032
-------------------------------------------------------------------------------------
     Total Assets                                                         627,772,483
-------------------------------------------------------------------------------------
LIABILITIES:
     Payable for Fund shares purchased                                        380,594
     Advisory fees payable                                                    238,924
     Administration fees payable                                              103,183
     Distribution fees payable                                                 82,068
     Accrued expenses                                                         111,525
-------------------------------------------------------------------------------------
     Total Liabilities                                                        916,294
-------------------------------------------------------------------------------------
Total Net Assets                                                         $626,856,189
=====================================================================================
NET ASSETS:
     Par value of capital shares                                         $     47,838
     Capital paid in excess of par value                                  578,324,651
     Overdistributed net investment income                                     (2,060)
     Accumulated net realized loss on investments                          (1,322,972)
     Net unrealized appreciation of investments                            49,808,732
-------------------------------------------------------------------------------------
Total Net Assets                                                         $626,856,189
=====================================================================================
Shares Outstanding:
     Class A                                                               19,282,444
     --------------------------------------------------------------------------------
     Class B                                                               19,826,536
     --------------------------------------------------------------------------------
     Class L                                                                1,429,050
     --------------------------------------------------------------------------------
     Class Y                                                                7,300,221
     --------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                            $13.12
     --------------------------------------------------------------------------------
     Class B *                                                                 $13.09
     --------------------------------------------------------------------------------
     Class L **                                                                $13.07
     --------------------------------------------------------------------------------
     Class Y (and redemption price)                                            $13.11
     --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)         $13.74
     --------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)         $13.20
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       11

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                      $ 39,790,644
-------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                2,618,948
     Distribution fees (Note 2)                                       2,574,925
     Administration fees (Note 2)                                     1,158,123
     Shareholder and system servicing fees                              391,322
     Shareholder communications                                         137,005
     Registration fees                                                  110,313
     Directors' fees                                                     54,998
     Audit and legal                                                     44,343
     Custody                                                             21,601
     Pricing service fees                                                 6,734
     Other                                                               17,835
-------------------------------------------------------------------------------
     Total Expenses                                                   7,136,147
-------------------------------------------------------------------------------
Net Investment Income                                                32,654,497
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                          182,418,531
       Cost of securities sold                                      166,469,348
-------------------------------------------------------------------------------
     Net Realized Gain                                               15,949,183
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of year                                             53,028,033
       End of year                                                   49,808,732
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                         (3,219,301)
-------------------------------------------------------------------------------
Net Gain on Investments                                              12,729,882
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 45,384,379
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                           1998             1997
====================================================================================================
OPERATIONS:
     Net investment income                                             $ 32,654,497     $ 30,113,243
     Net realized gain                                                   15,949,183          490,877
     Increase (decrease) in net unrealized appreciation                  (3,219,301)      46,515,710
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              45,384,379       77,119,830
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (33,069,438)     (30,120,161)
     Net realized gains                                                 (17,337,072)     (11,863,548)
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (50,406,510)     (41,983,709)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                   178,170,675      111,670,482
     Net asset value of shares issued for reinvestment of dividends      30,877,496       26,895,416
     Cost of shares reacquired                                         (127,423,376)    (112,679,564)
----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 81,624,795       25,886,334
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   76,602,664       61,022,455
NET ASSETS:
     Beginning of year                                                  550,253,525      489,231,070
----------------------------------------------------------------------------------------------------
     End of year*                                                      $626,856,189     $550,253,525
====================================================================================================
   * Includes overdistributed net investment income of:                $     (2,060)    $    (14,263)
====================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth Fund), Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other port folios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and in come and gains available for distributions under income tax regulations. In addition, a portion of overdistributed net investment income and accumulated net realized loss amounting to $427,144 and $2,575 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Portfolio pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to the date, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of approximately $314,000 and $78,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                            Class A       Class B      Class L
================================================================================
CDSCs                                       $20,000      $224,000      $5,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1998, total Distribution Plan fees incurred were:

                                            Class A       Class B      Class L
================================================================================
Distribution Plan Fees                     $597,417     $1,886,202     $91,306
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $234,017,958
--------------------------------------------------------------------------------
Sales                                                                182,418,531
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $51,537,799
Gross unrealized depreciation                                        (1,729,067)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $49,808,732
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At December 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Portfolio adopted the renaming of existing Class C shares as Class L shares.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 1998, total paid-in capital amounted to the following for each class:

                           Class A       Class B       Class L       Class Y
================================================================================
Total Paid-In Capital   $221,565,742  $245,898,144   $18,329,377   $92,579,226
================================================================================

Transactions in shares of each class were as follows:

                                           Year Ended                      Year Ended
                                       December 31, 1998               December 31, 1997
                                   -------------------------       -------------------------
                                    Shares         Amount           Shares         Amount
============================================================================================
Class A
Shares sold                        5,233,650    $ 69,950,340       2,018,307    $ 25,387,184
Shares issued on reinvestment      1,192,598      15,821,653       1,047,988      13,225,978
Shares redeemed                   (3,943,897)    (52,610,416)     (3,049,019)    (37,795,554)
--------------------------------------------------------------------------------------------
Net Increase                       2,482,351    $ 33,161,577          17,276    $    817,608
============================================================================================
Class B
Shares sold                        4,929,844    $ 66,085,664       2,694,477    $ 33,815,305
Shares issued on reinvestment      1,063,022      14,079,056       1,037,967      13,118,499
Shares redeemed                   (5,064,349)    (67,488,549)     (5,862,166)    (72,691,585)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)              928,517    $ 12,676,171      (2,129,722)   $(25,757,781)
============================================================================================
Class L*
Shares sold                        1,130,469    $ 15,179,652         356,734    $  4,528,296
Shares issued on reinvestment         73,908         976,787          43,331         550,683
Shares redeemed                     (547,650)     (7,324,411)       (174,512)     (2,188,857)
--------------------------------------------------------------------------------------------
Net Increase                         656,727    $  8,832,028         225,553    $  2,890,122
============================================================================================
Class Y
Shares sold                        2,044,302    $ 26,955,019       3,776,693    $ 47,939,697
Shares issued on reinvestment             --              --              20             256
Shares redeemed                           --              --            (270)         (3,568)
--------------------------------------------------------------------------------------------
Net Increase                       2,044,302    $ 26,955,019       3,776,443    $ 47,936,385
============================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                 1998(1)        1997         1996         1995(1)        1994(1)
============================================================================================================
Net Asset Value, Beginning of Year            $13.19         $12.27       $13.25       $10.67         $13.01
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.77           0.80         0.80         0.83           0.74
  Net realized and unrealized gain (loss)       0.29           1.20        (0.90)        2.80          (1.88)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             1.06           2.00        (0.10)        3.63          (1.14)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.76)         (0.80)       (0.76)       (0.89)         (0.86)
  Net realized gains                           (0.37)         (0.28)       (0.12)       (0.16)         (0.31)
  Capital                                         --             --           --           --          (0.03)
------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.13)         (1.08)       (0.88)       (1.05)         (1.20)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.12         $13.19       $12.27       $13.25         $10.67
------------------------------------------------------------------------------------------------------------
Total Return                                    8.30%         17.10%       (0.47)%      35.29%         (8.95)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $253           $222         $206         $226           $181
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.04%          1.02%        1.04%        1.11%          1.11%
  Net investment income                         5.73           6.43         6.63         7.02           7.35
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           32%            39%          48%          49%            18%
============================================================================================================

Class B Shares                                 1998(1)        1997         1996         1995(1)        1994(1)
============================================================================================================
Net Asset Value, Beginning of Year            $13.19         $12.29       $13.25       $10.67         $13.01
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.70           0.75         0.74         0.77           0.82
  Net realized and unrealized gain (loss)       0.29           1.18        (0.90)        2.80          (2.02)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.99           1.93        (0.16)        3.57          (1.20)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.72)         (0.75)       (0.68)       (0.83)         (0.80)
  Net realized gains                           (0.37)         (0.28)       (0.12)       (0.16)         (0.31)
  Capital                                         --             --           --           --          (0.03)
------------------------------------------------------------------------------------------------------------
Total Distributions                            (1.09)         (1.03)       (0.80)       (0.99)         (1.14)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.09         $13.19       $12.29       $13.25         $10.67
------------------------------------------------------------------------------------------------------------
Total Return                                    7.72%         16.44%       (0.89)%      34.63%         (9.41)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $260           $249         $258         $289           $221
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.53%          1.51%        1.54%        1.61%          1.57%
  Net investment income                         5.23           5.95         6.13         6.51           6.89
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           32%            39%          48%          49%            18%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       17

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                                1998(2)          1997           1996           1995(2)          1994(2)
======================================================================================================================
Net Asset Value, Beginning of Year              $13.18           $12.30         $13.26         $10.67           $13.01
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.70             0.72           0.75           0.78             0.75
  Net realized and unrealized gain (loss)         0.30             1.21          (0.90)          2.80            (1.95)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.00             1.93          (0.15)          3.58            (1.20)
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.74)           (0.77)         (0.69)         (0.83)           (0.80)
  Net realized gains                             (0.37)           (0.28)         (0.12)         (0.16)           (0.31)
  Capital                                           --               --             --             --            (0.03)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.11)           (1.05)         (0.81)         (0.99)           (1.14)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.07           $13.18         $12.30         $13.26           $10.67
----------------------------------------------------------------------------------------------------------------------
Total Return                                      7.83%           16.41%         (0.83)%        34.74%           (9.41)%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $18,671          $10,182         $6,724         $3,769             $999
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.54%            1.49%          1.42%          1.56%            1.57%
  Net investment income                           5.22             5.93           6.28           6.55             6.89
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             32%              39%            48%            49%              18%
======================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                                   1998(1)          1997           1996(2)
======================================================================================
Net Asset Value, Beginning of Year              $13.19           $12.28         $13.03
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.82             0.83           0.75
  Net realized and unrealized gain (loss)         0.29             1.21          (0.66)
--------------------------------------------------------------------------------------
Total Income From Operations                      1.11             2.04           0.09
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.82)           (0.85)         (0.72)
  Net realized gains                             (0.37)           (0.28)         (0.12)
--------------------------------------------------------------------------------------
Total Distributions                              (1.19)           (1.13)         (0.84)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.11           $13.19         $12.28
--------------------------------------------------------------------------------------
Total Return                                      8.66%           17.44%          1.01%++
--------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $95,708          $69,328        $18,174
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.70%            0.69%          0.72%+
  Net investment income                           6.07             6.63           7.34+
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                             32%              39%            48%
======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)   For the period from February 7, 1996 (inception date) to December 31,
      1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 1998:

      o     Total long-term capital gain distributions paid of $16,866,568.

A total of 4.80% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       19

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994 were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                                    /s/ KPMG LLP


New York, New York
February 8, 1999


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

      1.    To elect Directors of the Fund, which includes all Portfolios; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                               Percentage                        Percentage
                         Shares Voted          of Shares     Shares Voted        of Shares
Name of Directors             For                Voted          Against            Voted
==========================================================================================
Paul R. Ades            110,457,871.145          96.547%     3,950,761.251          3.453%
Herbert Barg            110,299,351.998          96.408      4,109,280.398          3.592
Dwight B. Crane         110,443,765.891          96.534      3,964,866.505          3.466
Frank Hubbard           110,456,573.292          96.546      3,952,059.104          3.454
Jerome Miller           110,457,232.652          96.546      3,951,399.744          3.454
Ken Miller              110,449,857.597          96.540      3,958,774.799          3.460
Heath B. McLendon       110,401,492.247          96.498      4,007,140.149          3.502
==========================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
M       Diversification                                                 Approved
--------------------------------------------------------------------------------
M       Industry Concentration                                          Approved
--------------------------------------------------------------------------------
M       Borrowing                                                       Approved
--------------------------------------------------------------------------------
M       Lending                                                         Approved
--------------------------------------------------------------------------------
R       Margin and Short-Sales                                          Approved
--------------------------------------------------------------------------------
M       Real Estate                                                     Approved
--------------------------------------------------------------------------------
R       Restricted and Illiquid Securities                              Approved
--------------------------------------------------------------------------------
R       Unseasoned Issues                                               Approved
--------------------------------------------------------------------------------
E       5% Ownership of Certain Securities                              Approved
--------------------------------------------------------------------------------
R       Purchases of Securities of Other Investment Comapnies           Approved
--------------------------------------------------------------------------------
R       Exercising Control or Management                                Approved
--------------------------------------------------------------------------------
R       Investment in Oil, Gas and Mineral Exploration                  Approved
--------------------------------------------------------------------------------
E       Limiting Participation in Joint Trading Accounts                Approved
--------------------------------------------------------------------------------
E       Limiting Investments to Enumerated Instruments                  Approved
--------------------------------------------------------------------------------
R       Puts, Calls and Combinations Thereof                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                 Percentage                  Percentage                    Percentage
 Shares Voted     of Shares   Shares Voted    of Shares      Shares         of Shares
      For           Voted        Against        Voted      Abstaining       Abstained
======================================================================================
19,913,197.889     90.046%     500,352.756     2.262%     1,700,974.037      7.692%
======================================================================================


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       21

Smith Barney
Investment Grade
Bond Fund

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Investment Grade Bond Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0317 2/99

                                     [PHOTO]

                                     Concert
                                     Peachtree
                                     Growth Fund

                      [GRAPHIC]      -------------
                                     ANNUAL REPORT
                                     -------------

                                     December 31, 1998



                                     Smith Barney Mutual Funds
                          [LOGO]     Investing for your future
                                     Every day. (R)

Concert Peachtree
Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Peachtree Growth Fund seeks capital appreciation through investments in securities believed to have above-average potential for capital appreciation.

Concert Peachtree Growth Fund
Average Annual Total Returns
December 31, 1998

                                          Without Sales Charges(1)
                               -------------------------------------------------
                               Class A(2)         Class B(2)          Class L(3)
================================================================================
One-Year                         33.13%             32.11%              32.17%
--------------------------------------------------------------------------------
Since Inception++                18.83              17.93               16.85
================================================================================

                                            With Sales Charges(4)
                               -------------------------------------------------
                               Class A(2)         Class B(2)          Class L(3)
================================================================================
One-Year                         26.43%             27.11%              29.89%
--------------------------------------------------------------------------------
Since Inception++                17.11              17.55               16.51
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Our strategy for managing the Concert Peachtree Growth Fund in 1999 will continue to be the same as in 1998. Specifically, we will keep cash equivalents at a minimum and invest in companies with above-average earnings potential and reasonable valuations. Currently, we are positive on the earnings prospects for companies in the portfolio. Valuations for some of our holdings bear watching, as many of these stocks have appreciated considerably relative to growth in both earnings and cash flow.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                      Class A            CPGFA
                      Class B            CPGFB
                      Class L            CPGFL

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter .......................................................  1

Historical Performance ...................................................  3

Concert Peachtree Growth Fund
at a Glance ..............................................................  5

Schedule of Investments ..................................................  6

Statement of Assets and Liabilities ......................................  9

Statement of Operations .................................................. 10

Statements of Changes in Net Assets ...................................... 11

Notes to Financial Statements ............................................ 12

Financial Highlights ..................................................... 16

Independent Auditors' Report ............................................. 18

Additional Shareholder Information ....................................... 19

Tax Information .......................................................... 20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

             [PHOTO]                        [PHOTO]

             Heath B.                      Dennis A.
             McLendon                      Johnson, CFA

             Chairman                      President and
                                           Chief Investment Officer
                                           Peachtree Asset
                                           Management

Dear Shareholder:

We are pleased to present the annual report for Concert Peachtree Growth Fund ("Fund") for the year ended December 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

A Classic Investor Series Fund

The Concert Peachtree Growth Fund is part of the Classic Investor Series of Smith Barney Mutual Funds. The Classic Investor Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Investor Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update

For the year ended December 31, 1998, the Fund's Class A, B and L shares, without sales charges, were 33.13%, 32.11% and 32.17%, respectively. In comparison, the return for the same time period for the Russell 1000 Growth Index was 38.71%. (The Russell 1000 Growth Index contains 1,000 of the largest companies in the Russell 3000 Index with higher forecasted growth values and higher price-to-book ratios. Price-to-book ratios show the price of a stock compared to the difference between a company's assets and liabilities.) Strict adherence to our investment discipline combined with strong fundamental analysis by our research team contributed to the Fund's favorable results. It should be noted that these results were produced during a year filled with financial market volatility both here and abroad, economic problems in several overseas markets, military confrontations and political instability.

Investment Strategy

Our investing approach centers on active management strategies to give our shareholders the earning power of a wide range of stocks. Our main goal is to deliver superior long-term performance and our best investment results are usually achieved over a full market cycle.

In our 1997 shareholder letter, we noted that our active management investment approach and philosophy involves remaining fully invested. During 1998, minimal cash positions in the Fund's portfolio allowed higher returns from our stock holdings and that had a positive effect on the Fund's performance during the reporting period.

We maintained an above-market weighted position in technology stocks that include Microsoft, Netscape, Sun Microsystems, and Apple Computer. While technology stocks in general were volatile during the Fund's fiscal year, our stance had a favorable impact on performance. We increased our weighting in telephone and related stocks, which also contributed to your Fund's favorable results. Stock holdings in this area like AT&T, MCI-WorldCom and Lucent Technologies performed very well. A diverse group of stocks such as Harley-Davidson, Tyco International, General Electric and HBO &


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  1

Company also contributed to your Fund's favorable performance.

Conversely, we maintained a favorable stance towards financial stocks during 1998 and did not receive all of the benefits we expected. However, we think the prospects for financial services stocks continues to be positive.

Market Outlook

Our strategy for managing the Concert Peachtree Growth Fund in 1999 will continue to be the same as in 1998. Specifically, we will keep cash equivalents at a minimum and invest in companies with above-average earnings potential and reasonable valuations. Currently, we are positive on the earnings prospects for companies in the portfolio. Valuations for some of our holdings bear watching, as many of these stocks have appreciated considerably relative to growth in both earnings and cash flow. We will therefore continue to seek out new investment opportunities. We expect new investment ideas will be uncovered in segments of the market that should experience a rebound in business in 1999 or be related to a turnaround in a particular business or a specific company.

We anticipate more market volatility in 1999, given questions surrounding the outlook for corporate profits as well as uncertainty surrounding many economic and political conditions around the world. Near-term, volatility could be exaggerated by the surge in stock prices and valuations during the last four months of 1998. Under such conditions, stock selection should continue to be a key determinant of performance as was the case in 1998. We believe that our disciplined investment approach and active management of the Fund's portfolio should allow us to continue to produce the competitive performance results that you expect from your investment.

On a more somber note, we report with much sadness the passing of Emeritus Director Allan R. Johnson on November 26, 1998. Allan made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

Thank you for your continuing vote of confidence in the Concert Peachtree Growth Fund. We encourage you to visit our Web site at www.smithbarney.com. We look forward to continuing to help you pursue your financial goals.

Respectfully submitted,


/s/ Heath B. McLendon                 /s/ Dennis A. Johnson

Heath B. McLendon                     Dennis A. Johnson, CFA
Chairman                              President and
                                      Chief Investment Officer,
                                      Peachtree Asset Management


January 19, 1999


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98               $ 13.41    $ 17.71   $  0.00      $  0.13       33.13%
--------------------------------------------------------------------------------
12/31/97                 13.80      13.41      0.00         1.07        5.18
--------------------------------------------------------------------------------
12/31/96                 14.31      13.80      0.11         2.26       13.96
--------------------------------------------------------------------------------
Inception*-- 12/31/95    13.36      14.31      0.02         0.93       14.61+
================================================================================
  Total                                     $  0.13      $  4.39
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98               $ 13.24    $ 17.35   $  0.00      $  0.13       32.11%
--------------------------------------------------------------------------------
12/31/97                 13.74      13.24      0.00         1.07        4.40
--------------------------------------------------------------------------------
12/31/96                 14.27      13.74      0.02         2.26       13.12
--------------------------------------------------------------------------------
Inception*-- 12/31/95    13.36      14.27      0.00         0.93       14.15+
================================================================================
  Total                                     $  0.02      $  4.39
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98               $ 13.28    $ 17.41   $  0.00      $  0.13       32.17%
--------------------------------------------------------------------------------
12/31/97                 13.78      13.28      0.00         1.07        4.38
--------------------------------------------------------------------------------
12/31/96                 14.29      13.78      0.02         2.26       13.24
--------------------------------------------------------------------------------
Inception*-- 12/31/95    14.05      14.29      0.00         0.93        8.69+
================================================================================
  Total                                     $  0.02      $  4.39
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                         ---------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98               $ 13.42    $ 17.79   $  0.00      $  0.13       33.62%
--------------------------------------------------------------------------------
Inception*-- 12/31/97    14.86      13.42      0.00         1.07       (2.25)+
================================================================================
  Total                                     $  0.00      $  1.20
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  3

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                           Without Sales Charges(1)
                                  ------------------------------------------
                                  Class A(2)  Class B(2)   Class L   Class Y
================================================================================
Year Ended 12/31/98                 33.13%      32.11%     32.17%    33.62%
--------------------------------------------------------------------------------
Inception* through 12/31/98         18.83       17.93      16.85     24.68
================================================================================
                                             With Sales Charges(3)
                                  ------------------------------------------
                                  Class A(2)  Class B(2)   Class L   Class Y
================================================================================

Year Ended 12/31/98                 26.43%      27.11%     29.89%    33.62%
--------------------------------------------------------------------------------
Inception* through 12/31/98         17.11       17.55      16.51     24.68
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                        Without Sales Charges(1)
================================================================================
Class A (May 3, 1994 through 12/31/98)(2)                       82.88%
--------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/98)(2)                       78.09
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                           69.79
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                           30.62
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares and Class B Shares of the Concert Peachtree Growth Fund vs. Russell 1000 Growth Index and Russell 2000 Index+
--------------------------------------------------------------------------------
                             May 1994--December 1998

                                    [GRAPHIC]

           Concert Peachtree
           Growth Fund       Growth Fund\r--  Class A Shares  Concert Peachtree
           Class B Shares    Russell 1000     Growth Index    Russell 2000 Index

May 2\r94      9,501             10,000           10,000           10000
Dec.\r94        9606               9619            10688           10027
Dec.\r95       12576              12744            14663           12880
Dec.\r96       14331              14568            18053           15005
Dec.\r97       15074              15322            23557           18361
Dec.\r98       17378              17809            32674           17893

+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor Fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gain, if any, at net asset value through December 31, 1998. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The Russell 2000 Index is composed of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with a greater-than-average growth orientation whose common stock is traded in the United States on either the New York Stock Exchange, American Stock Exchange or Nasdaq. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------
Banking                                                        11.6%
Computer Software & Hardware                                   21.3%
Consumer Products                                               3.2%
Diversified Manufacturing                                       7.6%
Drugs/Healthcare                                                3.8%
Electronics/Semi-conductor                                      2.9%
Healthcare                                                      5.5%
Insurance                                                       4.2%
Retail                                                          4.2%
Telecommunications                                              6.3%
Other                                                          29.4%
--------------------------------------------------------------------------------


Top Ten Holdings*
--------------------------------------------------------------------------------
1.Microsoft Corp.                                                           3.3%
--------------------------------------------------------------------------------
2.Tyco International Ltd.                                                   3.0
--------------------------------------------------------------------------------
3.Compuware Corp.                                                           3.0
--------------------------------------------------------------------------------
4.Intel Corp.                                                               2.9
--------------------------------------------------------------------------------
5.Qwest Communications International Inc.                                   2.9
--------------------------------------------------------------------------------
6.Sun Microsystems Inc.                                                     2.8
--------------------------------------------------------------------------------
7.Bristol-Myers Squibb Co.                                                  2.8
--------------------------------------------------------------------------------
8.General Electric Co.                                                      2.8
--------------------------------------------------------------------------------
9.Netscape Communications Corp.                                             2.7
--------------------------------------------------------------------------------
10. 3com Corp.                                                              2.7
--------------------------------------------------------------------------------

* As a percentage of total common stock.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

  SHARES                                    SECURITY                 VALUE
================================================================================

COMMON STOCK -- 99.5%

Advertising -- 2.1%
   120,000   Omnicom Group, Inc.*+                               $  6,960,000
--------------------------------------------------------------------------------
Automotive-- 2.5%
   178,000   Harley Davidson, Inc.*+                                8,432,750
--------------------------------------------------------------------------------
Banking -- 11.6%
   147,500   AmSouth Bancorporation*+                               6,729,688
    68,000   Chase Manhattan Corp.+                                 4,628,250
    80,000   Comerica, Inc.+                                        5,455,000
   118,125   Commerce Bancshares Inc.+                              5,020,313
   119,500   First American Bank of Tennessee Corp.+                5,302,812
   115,000   Fleet Financial Group, Inc.+                           5,139,062
    40,950   MBNA Corp.*+                                           1,021,191
    71,000   Suntrust Banks, Inc.+                                  5,431,500
--------------------------------------------------------------------------------
                                                                   38,727,816
--------------------------------------------------------------------------------
Biotechnology -- 1.5%
   161,000   Mylan Laboratories Inc.*+                              5,071,500
--------------------------------------------------------------------------------
Beverages -- 1.8%
   150,000   Pepsico, Inc.+                                         6,140,625
--------------------------------------------------------------------------------
Brewers -- 2.0%
   100,000   Anheuser-Busch Cos., Inc.+                             6,562,500
--------------------------------------------------------------------------------
Broadcast/TV/Cable/Radio -- 1.8%
   125,000   Chancellor Media Corp., Class A Shares                 5,984,375
--------------------------------------------------------------------------------
Computer Software & Hardware -- 21.3%
   200,000   Apple Computer, Inc.*                                  8,187,500
   185,000   Compaq Computer Corp.+                                 7,758,437
   125,500   Compuware Corp.                                        9,804,688
    79,000   Microsoft Corp.                                       10,956,312
   150,000   Netscape Communications Corp.*                         9,112,500
   160,000   Oracle Systems Corp.                                   6,900,000
   110,000   Sun Microsystems Inc.                                  9,418,750
   200,000   3com Corp.                                             8,962,500
--------------------------------------------------------------------------------
                                                                   71,100,687
--------------------------------------------------------------------------------
Consumer Products -- 3.2%
    57,000   Colgate Palmolive Co.+                                 5,293,875
    57,000   Procter & Gamble Co.+                                  5,204,813
--------------------------------------------------------------------------------
                                                                   10,498,688
--------------------------------------------------------------------------------
Diversified Manufacturing -- 7.6%
   199,500   Crane Co.+                                             6,022,406
    90,500   General Electric Co.+                                  9,236,656
   133,000   Tyco International Ltd.*+                             10,033,187
--------------------------------------------------------------------------------
                                                                   25,292,249
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

  SHARES                                    SECURITY                 VALUE
================================================================================
Drugs/Healthcare -- 3.8%
    75,000   Eli Lilly & Co.+                                    $  6,665,625
    80,000   Warner-Lambert Co.+                                    6,015,000
--------------------------------------------------------------------------------
                                                                   12,680,625
--------------------------------------------------------------------------------
Electronics/Semi-conductor -- 2.9%
    81,000   Intel Corp.+                                           9,603,563
--------------------------------------------------------------------------------
Foods -- 1.5%
    66,000   General Mills, Inc.+                                   5,131,500
--------------------------------------------------------------------------------
Healthcare -- 5.5%
    70,300   Bristol-Myers Squibb Co.+                              9,407,019
   160,000   Schering-Plough Corp.+                                 8,840,000
--------------------------------------------------------------------------------
                                                                   18,247,019
--------------------------------------------------------------------------------
Healthcare Diversified -- 1.8%
   140,000   Becton, Dickinson & Co.+                               5,976,250
--------------------------------------------------------------------------------
Hospitals Supplies/Services -- 2.2%
   150,000   Abbott Laboratories+                                   7,350,000
--------------------------------------------------------------------------------
Insurance -- 4.2%
   158,000   AFLAC Inc.+                                            6,952,000
    94,500   Providian Financial Corp.+                             7,087,500
--------------------------------------------------------------------------------
                                                                   14,039,500
--------------------------------------------------------------------------------
Medical Equipment -- 1.6%
    72,000   Medtronic Inc.+                                        5,346,000
--------------------------------------------------------------------------------
Medical Products/Supplies -- 1.9%
   100,000   Baxter International Inc.+                             6,431,250
--------------------------------------------------------------------------------
Recreation   -- 2.0%
   142,000   Carnival Corp.+                                        6,816,000
--------------------------------------------------------------------------------
Retail -- 4.2%
   200,000   Bed Bath & Beyond Inc.                                 6,825,000
   116,000   Home Depot, Inc.+                                      7,097,750
--------------------------------------------------------------------------------
                                                                   13,922,750
--------------------------------------------------------------------------------
Telecommunications -- 6.3%
    90,000   American Telephone and Telegraph Corp.+                6,772,500
    94,650   Century Telephone Enterprises Inc.+                    6,388,875
    72,000   Lucent Technologies, Inc.+                             7,920,000
--------------------------------------------------------------------------------
                                                                   21,081,375
--------------------------------------------------------------------------------
Telephone -- 2.6%
   121,000   MCI Worldcom, Inc.                                     8,681,750
--------------------------------------------------------------------------------
Television    -- 2.9%
   191,000   Qwest Communications International Inc.                9,550,000
--------------------------------------------------------------------------------
Wireless Equipment -- 0.7%
   522,000   Paging Network, Inc.                                   2,446,875
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost-- $251,049,393)                                332,075,647
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                    SECURITY                 VALUE
================================================================================
REPURCHASE AGREEMENT-- 0.5%
$1,616,000   Morgan Stanley Dean Witter & Co., 4.650% due
             1/4/99; Proceeds at maturity -- $1,616,835;
             (Fully collateralized by U.S. Treasury Notes
             and Bonds, 6.000% to 6.500% due 7/15/99 to
             8/15/27; Market value -- $1,655,695) (Cost --
             $1,616,000)                                         $  1,616,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $252,665,393**)                            $333,691,647
--------------------------------------------------------------------------------
+     Non-income producing security.
*     A portion of this security is on loan (See Note 6 )
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $252,665,393)                     $333,691,647
   Cash                                                                      177
   Collateral for securities loaned (Note 6)                          43,530,216
   Receivable for Fund shares sold                                       392,222
   Dividends and interest receivable                                     261,989
--------------------------------------------------------------------------------
   Total Assets                                                      377,876,251
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities loaned (Note 6)                             43,530,216
   Payable for fund shares purchased                                     474,680
   Management fees payable                                               257,946
   Accrued expenses                                                       71,074
--------------------------------------------------------------------------------
   Total Liabilities                                                  44,333,916
--------------------------------------------------------------------------------
Total Net Assets                                                    $333,542,335
================================================================================
NET ASSETS:
   Par value of capital shares                                      $     18,854
   Capital paid in excess of par value                               249,476,508
   Accumulated net investment loss                                         (920)
   Accumulated net realized gain from security transactions            3,021,639
   Net unrealized appreciation of investments                         81,026,254
--------------------------------------------------------------------------------
Total Net Assets                                                    $333,542,335
================================================================================
Shares Outstanding:
   Class A                                                             4,895,280
   -----------------------------------------------------------------------------
   Class B                                                             3,404,171
   -----------------------------------------------------------------------------
   Class L                                                                12,759
   -----------------------------------------------------------------------------
   Class Y                                                            10,541,684
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $17.71
   -----------------------------------------------------------------------------
   Class B *                                                              $17.35
   -----------------------------------------------------------------------------
   Class L **                                                             $17.41
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $17.79
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value
      per share)                                                          $18.64
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
      per share)                                                          $17.59
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  9

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                      $   2,253,239
   Interest                                                             221,377
--------------------------------------------------------------------------------
   Total Investment Income                                            2,474,616
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           2,644,062
   Distribution fees (Note 2)                                           651,358
   Shareholder and system servicing fees                                101,677
   Registration fees                                                     91,250
   Shareholder communications                                            72,754
   Custody                                                               29,992
   Directors' fees                                                       21,195
   Audit and legal                                                       20,418
   Other                                                                  2,500
--------------------------------------------------------------------------------
   Total Expenses                                                     3,635,206
--------------------------------------------------------------------------------
Net Investment Loss                                                  (1,160,590)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            243,557,359
     Cost of securities sold                                        235,858,734
--------------------------------------------------------------------------------
   Net Realized Gain                                                  7,698,625
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                5,740,372
     End of year                                                     81,026,254
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           75,285,882
--------------------------------------------------------------------------------
Net Gain on Investments                                              82,984,507
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  81,823,917
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                          1998              1997
===================================================================================================
OPERATIONS:
---------------------------------------------------------------------------------------------------
   Net investment income (loss)                                     $  (1,160,590)   $      17,007
   Net realized gain                                                    7,698,625        7,329,771
   Increase in net unrealized appreciation                             75,285,882          583,993
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              81,823,917        7,930,771
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --               --
   Net realized gains                                                  (2,434,019)     (11,559,383)
---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders           (2,434,019)     (11,559,383)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    55,639,704      133,291,179
   Net asset value of shares issued for reinvestment of dividends       1,067,774        8,286,604
   Cost of shares reacquired                                          (27,622,553)     (28,383,356)
---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 29,084,925      113,194,427
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                108,474,823      109,565,815

NET ASSETS:
   Beginning of year                                                  225,067,512      115,501,697
---------------------------------------------------------------------------------------------------
   End of year*                                                     $ 333,542,335    $ 225,067,512
===================================================================================================
* Includes accumulated net investment loss of:                      $        (920)   $      (4,734)
===================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Concert Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. Effective May 1, 1998, the Portfolio pays MMC a management fee calculated at an annual rate of 1.00% of the average


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. Prior to May 1, 1998, the Portfolio paid a management fee of 1.00% on average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of approximately $4,000 on Class A shares. In addition, CDSCs paid to SSB were approximately $6,000 on Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 1998, total Distribution Plan fees incurred by the Portfolio were:

                                 Class A          Class B          Class L
================================================================================
Distribution Plan Fees          $179,750         $469,725           $1,883
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $275,146,924
--------------------------------------------------------------------------------
Sales                                                                243,557,359
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 85,435,708
Gross unrealized depreciation                                        (4,409,454)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 81,026,254
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Portfolio had no purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1998, the Portfolio did not write any call or put options.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Portfolio loaned common stocks having a value of approximately $42,975,846 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
 Bank Brussels Lambert, 5.500% due 1/4/99                            $25,028,045
 Rabobank Nederland, 7.750% due 1/4/99                                 4,213,431
 Skandinaviska Enskilda Banken,
   8.000% due 1/4/99                                                   3,964,839
 Societe Generale, 5.125% due 1/4/99                                   6,488,097
 Suntrust Bank, 5.000% due 1/4/99                                        955,549
Repurchase Agreements:
 J.P. Morgan Securities, 5.000% due 1/4/99                             2,880,255
--------------------------------------------------------------------------------
Total                                                                $43,530,216
================================================================================

For the year ended December 31, 1998, securities lending income earned was $37,824.


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At December 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                             Class A       Class B       Class L      Class Y
--------------------------------------------------------------------------------
Total Paid-in Capital      $61,248,034   $44,339,507    $180,917    $143,726,904
--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                           Year Ended                         Year Ended
                                        December 31, 1998                 December 31, 1997*
                                      ----------------------            ----------------------
                                      Shares          Amount            Shares          Amount
=================================================================================================
Class A
Shares sold                         1,041,557    $  15,731,753          823,568    $  11,212,798
Shares issued on reinvestment          38,891          629,547          392,203        5,090,795
Shares redeemed                    (1,209,054)     (18,044,902)      (1,422,997)     (19,747,407)
-------------------------------------------------------------------------------------------------
Net Decrease                         (128,606)   $  (1,683,602)        (207,226)   $  (3,443,814)
=================================================================================================
Class B
Shares sold                           840,003    $  12,333,600          412,466    $   5,613,217
Shares issued on reinvestment          27,496          436,622          248,022        3,182,124
Shares redeemed                      (648,885)      (9,491,411)        (615,046)      (8,397,187)
-------------------------------------------------------------------------------------------------
Net Increase                          218,614    $   3,278,811           45,442    $     398,154
=================================================================================================
Class L+
Shares sold                             3,297    $      50,922            6,939    $      94,859
Shares issued on reinvestment             101            1,605            1,063           13,685
Shares redeemed                        (5,954)         (86,240)          (5,306)         (71,932)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (2,556)   $     (33,713)           2,696    $      36,612
=================================================================================================
Class Y
Shares sold                         1,943,719    $  27,523,429        8,609,967    $ 116,370,305
Shares issued on reinvestment            --               --               --               --
Shares redeemed                          --               --            (12,002)        (166,830)
-------------------------------------------------------------------------------------------------
Net Increase                        1,943,719    $  27,523,429        8,597,965    $ 116,203,475
=================================================================================================

* Transactions for Class Y shares are for the period from October 15, 1997 (inception date) to December 31, 1997.
+     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                1998(1)       1997         1996        1995(2)
================================================================================================
Net Asset Value, Beginning of Year        $    13.41    $    13.80   $    14.31    $    13.36
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                 (0.07)         0.03         0.01          0.03
  Net realized and unrealized gain              4.50          0.65         1.85          1.87
------------------------------------------------------------------------------------------------
Total Income From Operations                    4.43          0.68         1.86          1.90
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --            --          (0.11)        (0.02)
  Net realized gains                           (0.13)        (1.07)       (2.26)        (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                            (0.13)        (1.07)       (2.37)        (0.95)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $    17.71    $    13.41   $    13.80    $    14.31
------------------------------------------------------------------------------------------------
Total Return                                   33.13%         5.18%       13.96%        14.61%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $   86,712    $   67,349   $   72,180    $   57,693
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.40%         1.67%        1.78%         1.72%+
  Net investment income (loss)                 (0.48)         0.22         0.13          0.46+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           93%          227%         183%           51%
================================================================================================

Class B Shares                                1998(1)       1997         1996        1995(2)
================================================================================================
Net Asset Value, Beginning of Year        $    13.24    $    13.74   $    14.27    $    13.36
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                          (0.19)        (0.07)       (0.09)        (0.02)
  Net realized and unrealized gain              4.43          0.64         1.84          1.86
------------------------------------------------------------------------------------------------
Total Income From Operations                    4.24          0.57         1.75          1.84
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --            --          (0.02)         --
  Net realized gains                           (0.13)        (1.07)       (2.26)        (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                            (0.13)        (1.07)       (2.28)        (0.93)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $    17.35    $    13.24   $    13.74    $    14.27
------------------------------------------------------------------------------------------------
Total Return                                   32.11%         4.40%       13.12%        14.15%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $   59,062    $   42,172   $   43,148    $   32,685
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      2.21%         2.42%        2.53%         2.46%+
  Net investment loss                          (1.29)        (0.53)       (0.63)        (0.27)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           93%          227%         183%           51%
================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.
(2)   For the period from July 3, 1995 (inception date) to December 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                                1998(2)           1997              1996           1995(3)
==============================================================================================================
Net Asset Value, Beginning of Year          $     13.28       $     13.78       $     14.29     $     14.05
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                    (0.18)            (0.05)            (0.08)           0.01
  Net realized and unrealized gain                 4.44              0.62              1.85            1.16
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                       4.26              0.57              1.77            1.17
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --                --               (0.02)           --
  Net realized gains                              (0.13)            (1.07)            (2.26)          (0.93)
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.13)            (1.07)            (2.28)          (0.93)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $     17.41       $     13.28       $     13.78     $     14.29
--------------------------------------------------------------------------------------------------------------
Total Return                                      32.17%             4.38%            13.24%           8.69%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $       222       $       203       $       174     $        88
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         2.16%             2.41%             2.40%           2.29%+
  Net investment income (loss)                    (1.23)            (0.53)            (0.48)           0.13+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              93%              227%              183%             51%
==============================================================================================================


Class Y Shares                                  1998(2)            1997(4)
==============================================================================================================
Net Asset Value, Beginning of Year          $     13.42       $     14.86
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                    (0.02)             0.01
  Net realized and unrealized gain (loss)          4.52             (0.38)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                4.50             (0.37)
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                              (0.13)            (1.07)
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.13)            (1.07)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $     17.79       $     13.42
--------------------------------------------------------------------------------------------------------------
Total Return                                      33.62%            (2.25)%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $   187,546       $   115,343
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.07%             1.10%+
  Net investment income (loss)                    (0.14)             0.62+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              93%              227%
==============================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.
(3)   For the period from August 8, 1995 (inception date) to December 31, 1995.
(4)   For the period from October 15, 1997 (inception date) to December 31,
      1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 17

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Concert Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concert Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                                     /s/  KPMG LLP


New York, New York
February 8, 1999


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.    To elect Directors of the Fund which includes all the Portfolios; and
2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                       Shares Voted    Percentage     Shares Voted   Percentage
Name of Directors           For       Shares Voted      Against     Shares Voted
================================================================================
Paul R. Ades          110,457,871.145    96.547%     3,950,761.251     3.453%
Herbert Barg          110,299,351.998    96.408      4,109,280.398     3.592
Dwight B. Crane       110,443,765.891    96.534      3,964,866.505     3.466
Frank G. Hubbard      110,456,573.292    96.546      3,952,059.104     3.454
Jerome Miller         110,457,232.652    96.546      3,951,399.744     3.454
Ken Miller            110,449,857.597    96.540      3,958,774.799     3.460
Heath B. McLendon     110,401,492.247    96.498      4,007,140.149     3.502
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
M   Diversification                                                    Approved
M   Industry Concentration                                             Approved
M   Borrowing                                                          Approved
M   Lending by the Portfolio                                           Approved
R   Purchase of Securities on Margin                                   Approved
M   Purchase or Sale of Real Estate                                    Approved
R   Investment in Restricted and Illiquid Securities                   Approved
R   Investments in Unseasoned Issuers                                  Approved
E   Restricting the Purchase of Securities of an Issuer                Approved
R   Purchase of Securities of Other Investment Companies               Approved
R   Exercising Control or Management                                   Approved
R   Investments in Oil, Gas or Other Mineral Exploration               Approved
E   Participation in Joint Trading Accounts                            Approved
R   Purchase or Sale of Puts, Calls and Combinations Thereof           Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                 Percentage                  Percentage               Percentage
 Shares Voted    of Shares   Shares Voted    of Shares     Shares     of Shares
      For          Voted        Against        Voted     Abstaining     Voted
================================================================================
11,840,303.286    89.243%     515,518.524     3.886%     991,668.917   6.871%
================================================================================


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

      o     A corporate dividends received deduction of 72.63%.
      o     Total long-term capital gain distributions paid of $2,053,354.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

Concert Peachtree
Growth Fund


Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus


Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President  and Treasurer

Dennis A. Johnson
President and Chief Investment Officer
Peachtree Asset Management

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager

Mutual Management Corp.


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Concert Peachtree Growth Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SALOMON SMITH BARNEY
--------------------
     A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Concert Peachtree
Growth Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01071 2/99

                                 [GRAPHIC]

                                 Smith Barney
                                 Contrarian Fund

                                 -----------------
                       [GRAPHIC] ANNUAL REPORT
                                 -----------------

                                 December 31, 1998

                                 Smith Barney Mutual Funds
                          [LOGO] Investing for your future
                                 Every day(R).

Smith Barney
Contrarian Fund
--------------------------------------------------------------------------------

The Smith Barney Contrarian Fund ("Fund") seeks long-term growth of capital through a contrarian approach to stock investing. The Fund invests primarily in the stocks of companies that are currently out of favor, price depressed or undervalued.

Smith Barney Contrarian Fund
Average Annual Total Returns Ended
December 31, 1998

                                          Without Sales Charges(1)
                               -------------------------------------------------
                               Class A            Class B             Class L(2)
================================================================================
One-Year                       (1.12)%            (1.84)%               (1.91)%
--------------------------------------------------------------------------------
Since Inception++               8.42               7.61                  7.61
================================================================================

                                            With Sales Charges(3)
                               -------------------------------------------------
                               Class A            Class B             Class L(2)
================================================================================
One-Year                       (6.07)%            (6.59)%               (3.81)%
--------------------------------------------------------------------------------
Since Inception++               6.85               7.14                  7.31
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges, with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)   On June 12, 1998, the Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
++    The inception date for Class A, B and L shares is June 30, 1995.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

There are no major changes currently anticipated regarding the Fund's current sector weightings and capitalization size mix. Instead, our focus will be on purchasing the stocks of quality companies that trade near their 52-week low prices, or substantially below their 52-week high price levels, as a result of temporary circumstances that can be resolved over our investment horizon. This should give us the opportunity to buy stocks at low price levels, and we intend to wait patiently over our longer than average time horizon for an opportunity to sell at higher prices if and when the stock comes back into favor with the investment community.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                       Class A                      SBMGX
                       Class B                      SBMBX
                       Class L                      SBMCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................ 1

Historical Performance..................................................... 4

Smith Barney Contrarian Fund at a Glance .................................. 6

Schedule of Investments.................................................... 7

Statement of Assets and Liabilities....................................... 10

Statement of Operations................................................... 11

Statements of Changes in Net Assets....................................... 12

Notes to Financial Statements............................................. 13

Financial Highlights ..................................................... 17

Independent Auditors' Report.............................................. 21

Tax Information........................................................... 22

Additional Shareholder Information........................................ 23

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]         [PHOTO]

HEATH B.        JOHN F.
MCLENDON        STOESER, CFA

Chairman        Vice President and
                Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Contrarian Fund ("Fund") for the year ended December 31, 1998. For your convenience, we have outlined the investment philosophy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings for the fund can be found in the appropriate sections that follow.

Performance and Market Update

During 1998, the fear of difficulties in several international economies that might have a possible negative impact on U.S. economic growth caused investors to favor stocks representing large, growth-oriented companies. This caused a wide discrepancy in individual stock returns during the year. For the year ended December 31, 1998, the Fund posted a total return of a negative 1.12% for Class A shares, without sales charges.

In comparison, the Russell 2000 Index (an index representing small-sized companies) returned a negative 2.5%. The Russell 3000 Index (an index dominated by large-sized companies) rose about 23%. These comparative indices illustrate that a major factor influencing investment performance in 1998 was returns by company size. Our portfolio emphasized smaller-sized companies for a significant portion of the year. Investment style (i.e., growth or value) also played a large role in determining investment returns in 1998. The S&P/Barra Growth Index outperformed the S&P/Barra Value Index by a very large margin of 27.43% during the year. Clearly, our value-oriented style put the Fund at a disadvantage during the year. Yet, in the year's final quarter, the Fund's return of 18.36% compared favorably with the S&P Barra Mid-Cap Value Index return of 15.24%. In our view, this index best reflects the Fund's size and style characteristics at this time and is consistent with Morningstar's mid-cap value classification for the Fund.

Investment Objective and Style

The Contrarian Fund seeks long term growth of capital. Our "contrarian" style can be described as a discipline to purchase stocks when they are price depressed or "out-of-favor" with other investors. Our style allows us to purchase value and growth stocks of any capitalization size.

Portfolio Changes

During the year, we implemented several new strategies intended to improve investment performance. These strategies involved a commitment toward:

 . Staying fully invested;

 . More focused selection of stocks representing dominant industry leaders; and

 . Greater diversification across economic sectors and company sizes.

We believe the improved performance of the Fund in recent months indicates that these strategies are beginning to have a positive impact on performance.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   1

Review of Portfolio Transactions

We are pleased with the performance of stocks added to the Fund's portfolio over the past year. In addition, we were able to sell stocks in a timely manner and at favorable prices. The following examples of the Fund's purchase and sales should be viewed in the context of their consistency with the Fund's investment strategy discussed previously.

We reduced our exposure to the basic materials sector by selling positions in Crown Vantage, LTV, and Wellman. These smaller-sized companies each faced a deteriorating outlook for commodity prices of paper, steel and polyester fibers, respectively. In hindsight, the sale of each of these stocks proved to be timely. Moreover, our sell discipline proved to be effective.

In the capital goods sector, we purchased AMP, the leading electronic connector company in the world. After our purchase, Allied Signal made a cash tender offer for the company at a significant premium to our purchase price. However, Tyco International has recently offered to acquire AMP at an even higher premium to our purchase price.

Within the consumer cyclical sector, we sold our position in Haggar, the maker of men's slacks and sport coats, due to below-average growth prospects attributed in part to competitive pricing in the apparel industry.

Concerns by investors regarding near-term prospects allowed us to purchase one of the strongest branded companies in the consumer staples sector -- Pepsico. This company has the number one brand in salty snack foods (Frito-Lay) as well as the number two brand in soft drink beverages. The stock has performed very well since our purchase.

In the technology sector, Infinium (a small computer software company specializing in business applications) was sold to make room for Hewlett Packard -- a more dominant and better diversified technology company. Both sides of this transaction added to the portfolio's performance returns during the period under review.

When there was concern about a possible global economic recession, we were able to purchase a leading money center bank, Chase Manhattan Bank, at a very attractive price. The stock has performed very well for us since our acquisition.

Due to a poor outlook for oil prices in the energy sector, we sold our position in Wiser Oil. This small oil and gas producer had a high cost-of-production profile and has performed poorly since its sale.

We are very pleased with the quality of the companies that comprise the Fund's portfolio today, and we are comfortable with the broad sector diversification within the portfolio. Our company capitalization size mix is 46% large-cap, 38.5% mid-cap and 15.5% small-cap. Therefore, we would expect company size to be less of an influence on the Fund's performance returns relative to the broad stock market in 1999.

Market Outlook

In our view, economic weakness in Asia, financial difficulties in Brazil and the liquidity paralysis caused by Russia's default on its debt obligations will continue to have a lingering effect on the financial markets in 1999. However, due to the Federal Reserve Board's favorable monetary policies and strong consumer spending, we are cautiously optimistic about the market's prospects for continued gains in 1999, albeit at a more normalized single-digit rate. We believe that our value bias may prove to be beneficial as anticipated stock market gains broaden out to the value-oriented stocks of the mid-sized companies held in the Fund. In our view, the Fund's discount valuation and dividend yield should serve as stabilizing factors in 1999 if additional unforeseen difficulties disrupt the market.

There are no major changes currently anticipated regarding the Fund's current sector weightings and capitalization size mix. Instead, our focus will be on purchasing the stocks of quality companies that trade near their 52-week low prices, or substantially below


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
their 52-week high price levels, as a result of temporary circumstances that can be resolved over our investment horizon. This should give us the opportunity to buy stocks at low price levels. We intend to wait patiently over our longer than average time horizon for an opportunity to sell at higher prices when the stock comes back into favor with the investment community.

On a more somber note, we report with much sadness the passing of Emeritus Director Allan R. Johnson on November 26, 1998. Allan made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

Thank you for your confidence and support in our investment approach. We encourage you to visit our Web site at www.smithbarney.com. In closing, we look forward to continuing to serve your investment needs in the future.

Sincerely,


/s/ Heath B. McLendon                 /s/ John F. Stoeser

Heath B. McClendon                    John F. Stoeser, CFA
Chairman                              Vice President and
                                      Investment Officer

January 19, 1999


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                 $14.21    $13.62     $0.00        $0.44        (1.12)%
--------------------------------------------------------------------------------
12/31/97                  13.42     14.21      0.02         1.04        13.70
--------------------------------------------------------------------------------
12/31/96                  12.03     13.42      0.09         0.46        16.33
--------------------------------------------------------------------------------
Inception* -- 12/31/95    12.00     12.03      0.15         0.00         1.53+
================================================================================
Total                                         $0.26        $1.94
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                 $14.11    $13.42     $0.00        $0.44        (1.84)%
--------------------------------------------------------------------------------
12/31/97                  13.41     14.11      0.00         1.04        12.84
--------------------------------------------------------------------------------
12/31/96                  12.02     13.41      0.00         0.46        15.55
--------------------------------------------------------------------------------
Inception* -- 12/31/95    12.00     12.02      0.11         0.00         1.16+
================================================================================
Total                                         $0.11        $1.94
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                 $14.12    $13.42     $0.00        $0.44        (1.91)%
--------------------------------------------------------------------------------
12/31/97                  13.41     14.12      0.00         1.04        12.91
--------------------------------------------------------------------------------
12/31/96                  12.03     13.41      0.00         0.46        15.45
--------------------------------------------------------------------------------
Inception* -- 12/31/95    12.00     12.03      0.11         0.00         1.16+
================================================================================
Total                                         $0.11        $1.94
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       ------------------
                       Beginning    End      Income     Capital Gain    Total
Year Ended              of Year   of Year   Dividends  Distributions  Returns(1)
================================================================================
12/31/98                 $14.24    $13.70     $0.00        $0.44        (0.76)%
--------------------------------------------------------------------------------
12/31/97                  13.43     14.24      0.08         1.04        14.23
--------------------------------------------------------------------------------
Inception* -- 12/31/96    12.21     13.43      0.13         0.46        14.97+
--------------------------------------------------------------------------------
Total                                         $0.21        $1.94
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                  --------------------------------------------
                                  Class A     Class B      Class L     Class Y
================================================================================
Year Ended 12/31/98                (1.12)%     (1.84)%     (1.91)%     (0.76)%
--------------------------------------------------------------------------------
Inception* through 12/31/98         8.42        7.61        7.61        9.50
================================================================================

                                              With Sales Charge(2)
                                  --------------------------------------------
                                  Class A     Class B      Class L     Class Y
================================================================================
Year Ended 12/31/98                (6.07)%     (6.59)%     (3.81)%     (0.76)%
--------------------------------------------------------------------------------
Inception* through 12/31/98         6.85        7.14        7.31        9.50
================================================================================
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/98)                      32.80%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/98)                      29.37
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                      29.36
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                      30.34
================================================================================
(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class A, B and L shares is June 30, 1995. The inception date for Class Y shares is January 31, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   5

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Contrarian Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                           June 1995 -- December 1998

                                 [LINE GRAPH]

                Smith Barney Contrarian    Smith Barney Contrarian      Smith Barney Contrarian   Standard & Poor's
                   Fund -- Class A            Fund -- Class B              Fund -- Class L            500 Index
June 1995               9,501                   10,000                        10,000                   10,000
Dec 1995                9,647                    9,608                        10,016                   11,443
June 1996              10,505                   10,574                        10,865                   12,598
Dec 1996               11,222                   11,279                        11,563                   14,069
June 1997              12,343                   12,394                        12,676                   16,967
Dec 1997               12,760                   12,879                        13,057                   18,762
June 1998              13,189                   13,369                        13,434                   22,087
Dec 1998               12,618                   12,737                        12,808                   24,154

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through December 31, 1998. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------

             [BAR CHART]

Financial Services                 11.9%
Healthcare                         11.2%
Insurance                           9.6%
Food and Beverage                   8.1%
Tobacco                             6.2%
Consumer Products                   5.8%
Electronics                         5.8%
Energy                              5.6%
Manufacturing                       5.2%
Machinery -- Diversified            4.2%
Other                              26.4%
-----------------------------------------
* As a percentage of total common stock.

Investment Breakdown
--------------------------------------------------------------------------------

[PIE CHART]

Cash Equivalent    4.5%
Common Stock      95.5%


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

     SHARES                         SECURITY                           VALUE
================================================================================
COMMON STOCK -- 95.5%

Aerospace/Defense -- 3.2%
         50,000     B.F. Goodrich Co.                             $  1,793,750
        300,000     Coltec Industries Inc.+                          5,850,000
         75,000     Lockheed Martin Corp.                            6,356,250
        100,000     Pittston Brink's Group                           3,187,500
--------------------------------------------------------------------------------
                                                                    17,187,500
--------------------------------------------------------------------------------
Computer Software and Services -- 3.6%
        225,000     Cambridge Technology Partners, Inc.+ ++          4,978,125
        300,000     Learning Co., Inc.+                              7,781,250
        800,000     Mentor Graphics Corp.+                           6,800,000
--------------------------------------------------------------------------------
                                                                    19,559,375
--------------------------------------------------------------------------------
Computer Systems -- 1.9%
        150,000     Hewlett-Packard Co.                             10,246,875
--------------------------------------------------------------------------------
Consumer Products -- 5.5%
        200,000     Callaway Golf Co.                                2,050,000
        275,000     Kimberly-Clark Corp.                            14,987,500
        300,000     RJR Nabisco Holdings Corp.                       8,906,250
        125,000     Ralston-Ralston Purina Group++                   4,046,875
--------------------------------------------------------------------------------
                                                                    29,990,625
--------------------------------------------------------------------------------
Electronics -- 5.5%
        261,675     AMP Inc.                                        13,623,454
        510,000     Actel Corp.+                                    10,200,000
        100,000     Motorola, Inc.                                   6,106,250
--------------------------------------------------------------------------------
                                                                    29,929,704
--------------------------------------------------------------------------------
Energy -- 5.4%
        100,000     Halliburton Co.                                  2,962,500
        350,000     MCN Energy Group Inc.++                          6,671,875
        115,000     Schlumberger Limited                             5,304,375
        200,000     Sonat Inc.                                       5,412,500
        300,000     Unocal Corp.                                     8,756,250
--------------------------------------------------------------------------------
                                                                    29,107,500
--------------------------------------------------------------------------------
Financial Services -- 11.3%
        160,792     BankAmerica Corp.                                9,667,619
        125,000     Bank One Corp.                                   6,382,812
        330,000     First Data Corp.++                              10,456,875
         75,000     Morgan Stanley Dean Witter & Co.                 5,325,000
        850,000     Phoenix Investment Partners, Ltd.                7,171,875
        150,000     The Chase Manhattan Corp.                       10,209,375
        325,000     Washington Mutual, Inc.                         12,410,938
--------------------------------------------------------------------------------
                                                                    61,624,494
--------------------------------------------------------------------------------
Food and Beverage -- 7.8%
        437,432     ConAgra, Inc.                                   13,779,108
        225,000     Dole Food Co., Inc.                              6,750,000
        200,000     Interstate Bakeries Corp.++                      5,287,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

     SHARES                         SECURITY                           VALUE
================================================================================
Food and Beverage -- 7.8% (continued)
         75,000     PepsiCo Inc.                                  $  3,070,313
        350,000     Seagram Co., Ltd.                               13,300,000
--------------------------------------------------------------------------------
                                                                    42,186,921
--------------------------------------------------------------------------------
Healthcare -- 10.7%
        200,000     Arterial Vascular Engineering, Inc.+            10,500,000
        500,000     HEALTHSOUTH Corp.+                               7,718,750
        245,000     Mallinckrodt Inc.                                7,549,063
        425,000     Mylan Laboratories Inc.++                       13,387,500
        656,500     Perrigo Co.+                                     5,785,406
        600,000     Quorum Health Group, Inc.+                       7,762,500
        125,000     United HealthCare Corp.++                        5,382,812
--------------------------------------------------------------------------------
                                                                    58,086,031
--------------------------------------------------------------------------------
Insurance -- 9.2%
        175,000     Aetna, Inc.                                     13,759,375
        125,000     Allstate Corp.                                   4,828,125
        171,000     Amerin Corp.+                                    4,039,875
        275,000     Capital Re Corp.                                 5,517,187
        225,000     Conseco, Inc.++                                  6,876,563
         50,000     MGIC Investment Corp.                            1,990,625
        300,000     SAFECO Corp.++                                  12,881,250
--------------------------------------------------------------------------------
                                                                    49,893,000
--------------------------------------------------------------------------------
Machinery - Diversified -- 4.0%
        150,000     Flowserve Corp.                                  2,484,375
         50,000     Honeywell Inc.                                   3,765,625
        475,000     Lincoln Electric Holdings, Inc.                 10,568,750
        200,000     Pall Corp.++                                     5,062,500
--------------------------------------------------------------------------------
                                                                    21,881,250
--------------------------------------------------------------------------------
Manufacturing -- 5.0%
        200,000     Crown Cork & Seal Co., Inc.                      6,162,500
        175,000     Minnesota Mining and Manufacturing Co.          12,446,875
        250,000     Safeskin Corp.+ ++                               6,031,250
        150,000     Watts Industries, Inc., Class A Shares           2,493,750
--------------------------------------------------------------------------------
                                                                    27,134,375
--------------------------------------------------------------------------------
Publishing and Printing -- 3.8%
        152,000     Houghton Mifflin Co.                             7,182,000
        250,000     Scholastic Corp.+ ++                            13,406,250
--------------------------------------------------------------------------------
                                                                    20,588,250
--------------------------------------------------------------------------------
Real Estate -- 3.5%
        129,100     Camden Property Trust                            3,356,600
        175,000     Equity Office Properties Trust                   4,200,000
        250,000     FelCor Lodging Trust Inc.                        5,765,625
        550,000     IndyMac Mortgage Holdings, Inc.                  5,809,375
--------------------------------------------------------------------------------
                                                                    19,131,600
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

     SHARES                         SECURITY                           VALUE
================================================================================
Retail -- 3.3%
        275,000     Gucci Group NV++                              $ 13,371,875
        100,000     J.C. Penney Co., Inc.                            4,687,500
--------------------------------------------------------------------------------
                                                                    18,059,375
--------------------------------------------------------------------------------
Telephone -- 1.7%
        210,900     Telephone and Data Systems, Inc.                 9,477,319
--------------------------------------------------------------------------------
Tobacco -- 6.0%
        240,000     Philip Morris Cos., Inc.                        12,840,000
        600,000     Swisher International Group Inc.+                5,400,000
        405,000     UST, Inc.                                       14,124,375
--------------------------------------------------------------------------------
                                                                    32,364,375
--------------------------------------------------------------------------------
Transportation -- 1.3%
        110,000     Teekay Shipping Corp.                            2,069,375
        115,000     Union Pacific Corp.                              5,182,188
--------------------------------------------------------------------------------
                                                                     7,251,563
--------------------------------------------------------------------------------
Utilities -- 0.3%
         50,000     Western Resources, Inc.                          1,662,500
--------------------------------------------------------------------------------
Waste Management -- 2.5%
        125,000     United States Filter Corp.+                      2,859,375
        224,200     Waste Management, Inc.                          10,453,325
--------------------------------------------------------------------------------
                                                                    13,312,700
--------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $448,217,294)                         518,675,332
================================================================================

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.5%
    $24,495,000     Morgan Stanley Dean Witter & Co., 4.650%
                    due 1/4/99; Proceeds at maturity --
                    $24,507,656; (Fully collateralized by
                    U.S. Treasury Notes, 6.500% due 8/15/05;
                    U.S. Treasury Notes, 6.000% due 8/15/99;
                    U.S. Treasury Notes, 6.375% due 7/15/99;
                    U.S. Treasury Bonds, 6.375% due 8/15/27;
                    Total market value-- $25,099,082)
                    (Cost -- $24,495,000)                           24,495,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $472,712,294*)                       $543,170,332
================================================================================

+     Non-income producing security.

++    All or a portion of this security is on loan (See Note 6).

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $472,712,294)                           $543,170,332
     Cash                                                                            772
     Collateral for securities loaned (Note 6)                                59,216,034
     Receivable for Fund shares sold                                           1,228,126
     Dividends and interest receivable                                           893,840
----------------------------------------------------------------------------------------
     Total Assets                                                            604,509,104
----------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                                  59,216,034
     Payable for Fund shares purchased                                        17,199,734
     Payable for securities purchased                                          2,778,825
     Management fees payable                                                     409,868
     Distribution fees payable                                                   113,324
     Accrued expenses                                                            162,032
----------------------------------------------------------------------------------------
     Total Liabilities                                                        79,879,817
----------------------------------------------------------------------------------------
Total Net Assets                                                            $524,629,287
========================================================================================
NET ASSETS:
     Par value of capital shares                                            $     38,841
     Capital paid in excess of par value                                     439,199,692
     Undistributed net investment income                                         105,339
     Accumulated net realized gain from security transactions and options     14,827,377
     Net unrealized appreciation of investments                               70,458,038
----------------------------------------------------------------------------------------
Total Net Assets                                                            $524,629,287
========================================================================================
Shares Outstanding:
     Class A                                                                   8,477,978
     -----------------------------------------------------------------------------------
     Class B                                                                  21,693,149
     -----------------------------------------------------------------------------------
     Class L                                                                   2,476,781
     -----------------------------------------------------------------------------------
     Class Y                                                                   6,192,821
     -----------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                               $13.62
     -----------------------------------------------------------------------------------
     Class B *                                                                    $13.42
     -----------------------------------------------------------------------------------
     Class L **                                                                   $13.42
     -----------------------------------------------------------------------------------
     Class Y (and redemption price)                                               $13.70
     -----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)            $14.34
     -----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)            $13.56
========================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                    $  10,532,601
     Interest                                                         2,998,753
     Less: Foreign withholding tax                                     (126,095)
--------------------------------------------------------------------------------
     Total Investment Income                                         13,405,259
--------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                         6,552,382
     Distribution fees (Note 2)                                       5,402,046
     Shareholder and system servicing fees                              837,288
     Shareholder communications                                         248,858
     Registration fees                                                  180,000
     Directors' fees                                                     58,999
     Custody                                                             43,201
     Audit and legal                                                     35,000
     Other                                                               15,936
--------------------------------------------------------------------------------
     Total Expenses                                                  13,373,710
--------------------------------------------------------------------------------
Net Investment Income                                                    31,549
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS (NOTES 3 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)      24,658,433
        Options written                                                (947,341)
--------------------------------------------------------------------------------
     Net Realized Gain                                               23,711,092
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year                                           111,088,201
        End of year                                                  70,458,038
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (40,630,163)
--------------------------------------------------------------------------------
Net Loss on Investments and Options                                 (16,919,071)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (16,887,522)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                            1998             1997
=====================================================================================================
OPERATIONS:
     Net investment income                                             $      31,549    $     427,368
     Net realized gain                                                    23,711,092       84,815,377
     Increase (decrease) in net unrealized appreciation                  (40,630,163)      31,194,186
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                   (16,887,522)     116,436,931
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                        --         (693,882)
     Net realized gains                                                  (21,580,436)     (68,311,344)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                    (21,580,436)     (69,005,226)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                     56,276,485      156,608,116
     Net asset value of shares issued for
        reinvestment of dividends                                         18,459,523       59,714,842
     Cost of shares reacquired                                          (472,270,586)    (162,857,832)
-----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
        Fund Share Transactions                                         (397,534,578)      53,465,126
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (436,002,536)     100,896,831

NET ASSETS:
     Beginning of year                                                   960,631,823      859,734,992
-----------------------------------------------------------------------------------------------------
     End of year*                                                      $ 524,629,287    $ 960,631,823
=====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     105,339    $     (33,246)
=====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Contrarian Fund ("Portfolio"), formerly known as the Smith Barney Managed Growth Fund, a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and seven other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Investment Grade Bond Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund and Smith Barney Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received brokerage commissions of $72,150 and sales charges of $48,000 and $2,000 on sales of the Funds' Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                        Class A         Class B         Class L
================================================================================
CDSCs                                    $5,000      $1,214,000          $3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1998, total Distribution Plan fees incurred were:

                                        Class A         Class B         Class L
================================================================================
Distribution Plan Fees                 $445,269      $4,387,199        $569,578
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $548,499,945
--------------------------------------------------------------------------------
Sales                                                               869,369,748
================================================================================

At December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 83,846,591
Gross unrealized depreciation                                       (13,388,553)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 70,458,038
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Portfolio had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended December 31, 1998:

                                                        Number of
                                                        Contracts     Premiums
===============================================================================
Options written, outstanding at December 31, 1997         1,168     $   887,084
Options written during the year ended December 31, 1998   2,450       1,958,635
Options cancelled in closing purchase transactions       (2,450)     (1,958,635)
Options exercised                                        (1,168)       (887,084)
-------------------------------------------------------------------------------
Options written, outstanding at December 31, 1998            --              --
===============================================================================

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Portfolio had loaned common stocks having a value of approximately $58,017,073 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposit:

  Bank of Brussels Lambert, 5.500% due 1/4/99                        $34,046,731
  Rabobank Nederland, 7.750% due 1/4/99                                5,731,712
  Skandinaviska Enskilda Banken, 8.000% due 1/4/99                     5,393,542
  Societe General, 5.125% due 1/4/99                                   8,826,039
  Suntrust Bank, 4.000% due 1/4/99                                     1,299,874

Repurchase Agreements:

  J.P. Morgan Securities, 5.000% due 1/4/99                            3,918,136
--------------------------------------------------------------------------------
Total                                                                $59,216,034
================================================================================

Interest income earned by the Fund from securities loaned for the year ended December 31, 1998 was $306,333.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At December 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                            Class A        Class B       Class L       Class Y
================================================================================
Total Paid-in Capital     $87,474,279   $244,357,867   $26,583,937   $80,822,450
================================================================================

Transactions in shares of each class were as follows:

                                                Year Ended                              Year Ended
                                            December 31, 1998                        December 31, 1997
                                     -------------------------------         -------------------------------
                                        Shares            Amount                Shares             Amount
============================================================================================================
Class A
Shares sold                              841,540      $   12,059,326           2,094,216      $   29,816,336
Shares issued on reinvestment            324,842           4,561,829           1,078,575          15,973,192
Shares redeemed                       (9,232,541)       (130,041,484)         (2,945,836)        (42,357,215)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (8,066,159)     $ (113,420,329)            226,955      $    3,432,313
============================================================================================================
Class B
Shares sold                              859,389      $   12,355,161           5,258,228      $   75,511,911
Shares issued on reinvestment            846,593          11,744,374           2,549,007          36,450,796
Shares redeemed                      (18,802,208)       (255,580,291)         (5,169,369)        (74,524,282)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (17,096,226)     $ (231,480,756)          2,637,866      $   37,438,425
============================================================================================================
Class L+
Shares sold                              218,764      $    3,126,633             908,680      $   12,998,817
Shares issued on reinvestment            106,857           1,486,477             362,748           5,190,919
Shares redeemed                       (3,289,378)        (44,989,284)           (926,969)        (13,287,096)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (2,963,757)     $  (40,376,174)            344,459      $    4,902,640
============================================================================================================
Class Y
Shares sold                            1,790,595      $   25,024,375           2,271,061      $   32,334,023
Shares redeemed                         (626,132)         (8,800,000)         (2,118,791)        (30,538,243)
------------------------------------------------------------------------------------------------------------
Net Increase                           1,164,463      $   16,224,375             152,270      $    1,795,780
============================================================================================================
Class Z++
Shares sold                              265,807      $    3,710,990             420,890      $    5,947,029
Shares issued on reinvestment             47,351             666,843             145,110           2,099,935
Shares redeemed                       (2,389,658)        (32,859,527)           (149,503)         (2,150,996)
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)               (2,076,500)     $  (28,481,694)            416,497      $    5,895,968
============================================================================================================

+     On June 12, 1998, Class C shares were renamed Class L shares.

++    At December 31, 1998, all Class Z shares were fully redeemed.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                  1998(1)         1997          1996(1)      1995(1)(2)
=======================================================================================================
Net Asset Value, Beginning of Year             $  14.21       $  13.42       $  12.03       $  12.00
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.06           0.08           0.10           0.16
   Net realized and unrealized gain (loss)        (0.21)          1.77           1.84           0.02
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.15)          1.85           1.94           0.18
-------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --          (0.02)         (0.09)         (0.15)
   Net realized gains                             (0.44)         (1.04)         (0.46)            --
-------------------------------------------------------------------------------------------------------
Total Distributions                               (0.44)         (1.06)         (0.55)         (0.15)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  13.62       $  14.21       $  13.42       $  12.03
-------------------------------------------------------------------------------------------------------
Total Return                                      (1.12)%        13.70%         16.33%          1.53%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $115,480       $235,172       $218,927       $160,487
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.29%          1.28%          1.27%          1.19%+
   Net investment income                           0.43           0.55           0.84           2.74+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              77%            35%            34%             6%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from June 30, 1995 (inception date) to December 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  17

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares                                1998(1)       1997        1996(1)    1995(1)(2)
===============================================================================================
Net Asset Value, Beginning of Year           $  14.11     $  13.41     $  12.02     $  12.00
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                 (0.05)       (0.03)        0.01         0.11
   Net realized and unrealized gain (loss)      (0.20)        1.77         1.84         0.02
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.25)        1.74         1.85         0.13
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --           --           --        (0.11)
   Net realized gains                           (0.44)       (1.04)       (0.46)          --
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.44)       (1.04)       (0.46)       (0.11)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  13.42     $  14.11     $  13.41     $  12.02
-----------------------------------------------------------------------------------------------
Total Return                                    (1.84)%      12.84%       15.55%        1.16%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $291,038     $547,481     $484,673     $300,000
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                      2.06%        2.05%        2.03%        1.94%+
   Net investment income (loss)                 (0.33)       (0.22)        0.08         1.99+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            77%          35%          34%           6%
===============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from June 30, 1995 (inception date) to December 31, 1995.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                            1998(2)        1997       1996(2)      1995(2)(3)
===============================================================================================
Net Asset Value, Beginning of Year:          $ 14.12       $ 13.41     $ 12.03       $ 12.00
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                (0.05)        (0.03)       0.00*         0.11
   Net realized and unrealized gain (loss)     (0.21)         1.78        1.84          0.03
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.26)         1.75        1.84          0.14
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --            --          --         (0.11)
   Net realized gains                          (0.44)        (1.04)      (0.46)           --
-----------------------------------------------------------------------------------------------
Total Distributions                            (0.44)        (1.04)      (0.46)        (0.11)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 13.42       $ 14.12     $ 13.41       $ 12.03
-----------------------------------------------------------------------------------------------
Total Return                                   (1.91)%       12.91%      15.45%         1.16%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $33,249       $76,819     $68,340       $42,530
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     2.04%         2.04%       2.03%         1.91%+
   Net investment income (loss)                (0.33)        (0.21)       0.08          2.02+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           77%           35%         34%            6%
===============================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from June 30, 1995 (inception date) to December 31, 1995.
 *    Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  19

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                               1998(1)        1997     1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year           $ 14.24      $ 13.43     $ 12.21
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.13         0.16        0.12
   Net realized and unrealized gain (loss)     (0.23)        1.77        1.69
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.10)        1.93        1.81
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --        (0.08)      (0.13)
   Net realized gains                          (0.44)       (1.04)      (0.46)
--------------------------------------------------------------------------------
Total Distributions                            (0.44)       (1.12)      (0.59)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 13.70      $ 14.24     $ 13.43
--------------------------------------------------------------------------------
Total Return                                   (0.76)%      14.23%      14.97%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $84,862      $71,599     $65,499
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.90%        0.90%       0.92%+
   Net investment income                        0.95         0.92        1.12+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           77%          35%         34%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from January 31, 1996 (inception date) to December 31,
      1996.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +    Annualized.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Contrarian Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from June 30, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Contrarian Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from June 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.


                                                             KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  21

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

        . Total long-term capital gain distributions paid of $21,580,436.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 20, 1998, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

      1.    To elect Directors of the Fund which includes all Portfolios; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                      Shares Voted    Percentage     Shares Voted    Percentage
Name of Director           For       Shares Voted       Against     Shares Voted
================================================================================
Paul R. Ades        110,457,871.145     96.547%     3,950,761.251      3.453%
Herbert Barg        110,299,351.998     96.408      4,109,280.398      3.592
Dwight B. Crane     110,443,765.891     96.534      3,964,866.505      3.466
Frank Hubbard       110,456,573.292     96.546      3,952,059.104      3.454
Jerome Miller       110,457,232.652     96.546      3,951,399.744      3.454
Ken Miller          110,449,857.597     96.540      3,958,774.799      3.460
Heath B. McLendon   110,401,492.247     96.498      4,007,140.149      3.502
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
 M   Diversification                                                   Approved
--------------------------------------------------------------------------------
 M   Industry Concentration                                            Approved
--------------------------------------------------------------------------------
 M   Borrowing                                                         Approved
--------------------------------------------------------------------------------
 M   Lending                                                           Approved
--------------------------------------------------------------------------------
 R   Margin and Short-Sales                                            Approved
--------------------------------------------------------------------------------
 M   Real Estate                                                       Approved
--------------------------------------------------------------------------------
 R   Restricted and Illiquid Securities                                Approved
--------------------------------------------------------------------------------
 R   Unseasoned Securities                                             Approved
--------------------------------------------------------------------------------
 E   5% Ownership of Certain Securities                                Approved
--------------------------------------------------------------------------------
 R   Purchases of Securities of Other Investment Companies             Approved
--------------------------------------------------------------------------------
 R   Exercising Control or Management                                  Approved
--------------------------------------------------------------------------------
 R   Investments in Oil, Gas or Mineral Exploration                    Approved
--------------------------------------------------------------------------------
 E   Limiting Participation in Joint Trading Accounts                  Approved
--------------------------------------------------------------------------------
 R   Puts, Calls and Combinations Thereof                              Approved
--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all of the items in Proposal 2.

                Percentage                 Percentage                 Percentage
 Shares Voted    of Shares  Shares Voted    of Shares      Shares     of Shares
      For          Voted       Against        Voted      Abstaining      Voted
================================================================================
31,907,897.745    90.980%   736,353.551      2.100%    2,427,088.379    6.920%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  23

                      [This page intentionally left blank]

Smith Barney
Contrarian Fund


Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John F. Stoeser
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

Mutual Management Corp.

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds --Smith Barney Contrarian Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

     SalomonSmithBarney
     ----------------------------
     A member of citigroup [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney Contrarian Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com

FD01070 2/99

[GRAPHIC]

Smith Barney
Government
Securities Fund

------------------
ANNUAL REPORT
------------------

December 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day(R).

Smith Barney
Government                    [PHOTO]        [PHOTO]
Securities Fund
                              HEATH B.       JAMES E.
                              MCLENDON       CONROY

                              Chairman       Vice President and
                                             Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Government Securities Fund ("Fund") for the year ended December 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 1998, the Fund posted a total return of 8.12% for Class A shares, without sales charges. In comparison, the Fund's performance compared favorably with the 8.07% average return for general U.S. government funds for the same period according to Lipper, Inc. (Lipper is an independent fund-tracking organization.) In addition, during the past year, the Fund distributed income dividends totaling $0.55 per Class A share. For performance information on the Fund's other share classes, please turn to page five.

Investment Strategy

The Fund seeks high current return by investing primarily in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Our investment style emphasizes total return. We are concerned about income from the standpoint of paying dividends to shareholders, but our overriding concern is doing what's right for shareholders in the context of current market conditions.

The Fund continues to emphasize income generation by investing primarily in mortgage-backed securities ("MBS"). To the extent that current market conditions suggest lowering interest rates, we have also invested in intermediate-term U.S. Treasuries during the reporting period as a way to increase the appreciation potential of the Fund. As of December 31, 1998, MBS represented approximately 71% of the Fund's holdings (with U.S. Treasury securities making up the remaining roughly 29%) versus 61% MBS as of June 30, 1998. Moreover, the Fund currently has an average maturity of 7.5 years. In the months ahead, we plan to closely monitor prepayment trends and make needed portfolio adjustments if and when interest rates decline further.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        1

Market Update and Outlook

The key events during 1998 were predominantly mergers and acquisitions, the ongoing overseas economic crisis and the resiliency of the U.S. economy and financial markets. The broad range in interest rates and the associated higher market volatility reflected those conditions. As can be seen from the chart below, interest rates went down during the reporting period:

Yields from U.S. Treasury Securities

                                  12/31/98      12/31/97
                                  --------      --------

       90-Day Treasury Bill         4.45%         5.34%
       2-Year Treasury Note         4.53          5.64
       5-Year Treasury Note         4.54          5.71
       10-Year Treasury Bond        4.65          5.74
       30-Year Treasury Bond        5.09          5.92

The historically low level of interest rates in October 1998 was precipitated by the first Federal Reserve Board ("Fed") interest rate cut since 1996. While further cuts ensued, concerns surrounding hedge fund losses took center stage, prompting spreads between corporate bonds and mortgage-backed securities to widen versus U.S. Treasuries. Compounding the problem was considerable corporate financing as we headed toward the end of the year. Corporate debt issuance for 1998 on a net basis was more than the prior two years combined.

We believe that the dominant issues in 1999 will be the advent of the Euro, the prospects for economic recovery throughout Asia and other less developed countries, the future sustainability of U.S. economic growth and the ongoing resiliency of U.S. financial markets.

The Euro introduces a new variable to macroeconomic analysis that has not been faced since the demise of the Soviet empire and the advent of true global competition. Opportunities should abound in the financial markets as corporate financing expands in creative new ways. However, the status of the U.S. dollar as the world's premier currency has now been brought into question by the Euro's introduction.

The economic picture throughout Asia and Russia remains critically unclear. Rising unemployment, the need to dump finished goods in the face of uncertain currencies and fiscal policies that are slow to change and less than dramatic, do not bode well for the financial markets of less developed countries.

--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

In our view, the U.S. economy and the financial markets will continue to soul search with respect to prospects for continued good fortune. The positives include such variables as low domestic unemployment, strong productivity, the dramatic increase in defined contribution plans (e.g., 401(k) plans) and estate planning as key market influences.

However, personal savings in the U.S. are at historical lows, as measured by traditional standards. While this trend is being measured as the "wealth effect," it casts an ever present shadow on investment growth that can affect the ups and downs of the investment markets.

Technical trends that have supported a decline in interest rates since 1981 remain fully intact. However, we believe the more dominant longer-term force should be for rates to head toward the 4.50% level. We have positioned the Fund in the coming year to benefit from these expected lower interest rates. On the next page, we have provided a list of the key global events that occurred this past year.

On a more somber note, we report with much sadness the passing of Emeritus Director Allan R. Johnson on November 26, 1998. Allan made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

Thank you for investing in the Smith Barney Government Securities Fund. We encourage you to visit our Web site at www.smithbarney.com. In closing, we look forward to continuing to help you pursue your financial goals as the new century dawns.

Sincerely,

/s/ Heath B. McLendon             /s/ James E. Conroy

Heath B. McLendon                 James E. Conroy
Chairman                          Vice President and
                                  Investment Officer

January 26, 1999


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        3

                            Key Global Events in 1998

1/26    Royal Bank of Canada and Bank of Montreal announce plans
        for merger
1/27    Compaq acquires Digital Equipment
2/03    President Clinton proposes the first no deficit budget in 30 years
2/11    Dow Jones Industrial Average ("DJIA") sets new record at 8285.61
3/09 The International Monetary Fund ("IMF") postpones additional funds to Indonesia
3/17    The Justice Department expands its investigation of Microsoft
4/07    Citicorp and Travelers Group merge
4/14    NationsBank announces merger with BankAmerica
5/08    The U.S. Senate announces major overhaul of the Internal Revenue Service
5/14    The DJIA closes above 9200
6/16    Oil prices hit 11-year low ($11.40)
6/18    U.S. intervenes in exchange market to support Yen
7/14    Japanese Prime Minister resigns in face of economic turmoil
8/17    Hong Kong intervenes in its stock and futures market
8/27    Russian central bank says it will stop supporting ruble
9/01    The DJIA declines to 7539, wiping out 1998 gains
9/28    Helmut Kohl loses German national election
9/30 The Federal Reserve Board cuts rates for first time since January 1996. (Two cuts ensue.)
10/01   Bond rates fall below 5%
10/27 Global financier George Soros says he will close his emerging market hedge fund
11/04   Democrats fare better than expected in mid-term elections
11/13   Brazil receives major financial bailout package
12/17   Joint military strike between U.S. and Britain begins against defiant
        Iraq
12/19 President William Jefferson Clinton becomes only the second U.S. President to be impeached by the House of Representatives

(source: The Wall Street Journal)

--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
Year                  Beginning     End     Income    Capital Gain     Return     Total
Ended                  of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
===========================================================================================
12/31/98               $ 9.75     $ 9.97      $0.55        $0.00       $0.00      8.12%
-------------------------------------------------------------------------------------------
12/31/97                 9.34       9.75       0.60         0.00        0.00     11.23
-------------------------------------------------------------------------------------------
12/31/96                 9.77       9.34       0.59         0.00        0.01      1.96
-------------------------------------------------------------------------------------------
12/31/95                 9.17       9.77       0.69         0.00        0.00     14.50
-------------------------------------------------------------------------------------------
12/31/94                10.01       9.17       0.49         0.00        0.07     (2.76)
-------------------------------------------------------------------------------------------
12/31/93                 9.69      10.01       0.72         0.00        0.00     10.87
-------------------------------------------------------------------------------------------
Inception(*) - 12/31/92  9.56       9.69       0.08         0.00        0.02      2.41+
===========================================================================================
Total                                         $3.72        $0.00       $0.10
===========================================================================================

-------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
Year                  Beginning     End     Income    Capital Gain     Return     Total
Ended                  of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
===========================================================================================
12/31/98              $ 9.79       $ 9.97    $0.53       $0.00         $0.00       7.44%
-------------------------------------------------------------------------------------------
12/31/97                9.38         9.79     0.57        0.00          0.00      10.82
-------------------------------------------------------------------------------------------
12/31/96                9.81         9.38     0.54        0.00          0.01       1.42
-------------------------------------------------------------------------------------------
12/31/95                9.17         9.81     0.60        0.00          0.00      13.87
-------------------------------------------------------------------------------------------
12/31/94               10.01         9.17     0.45        0.00          0.07      (3.25)
-------------------------------------------------------------------------------------------
12/31/93                9.68        10.01     0.67        0.00          0.00      10.45
-------------------------------------------------------------------------------------------
12/31/92                9.81         9.68     0.53        0.00          0.11       5.45
-------------------------------------------------------------------------------------------
12/31/91                9.11         9.81     0.63        0.00          0.08      16.28
-------------------------------------------------------------------------------------------
12/31/90                9.25         9.11     0.68        0.00          0.06       6.99
-------------------------------------------------------------------------------------------
12/31/89                8.75         9.25     0.70        0.00          0.03      14.58
===========================================================================================
Total                                        $5.90       $0.00         $0.36
===========================================================================================

-------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares (2)
-------------------------------------------------------------------------------------------
                        Net Asset Value
                      -------------------
Year                  Beginning     End     Income    Capital Gain     Return     Total
Ended                  of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
===========================================================================================
12/31/98               $ 9.78     $ 9.97      $0.53      $0.00          $0.00      7.56%
-------------------------------------------------------------------------------------------
12/31/97                 9.38       9.78       0.57       0.00           0.00     10.75
-------------------------------------------------------------------------------------------
12/31/96                 9.81       9.38       0.55       0.00           0.01      1.47
-------------------------------------------------------------------------------------------
12/31/95                 9.17       9.81       0.61       0.00           0.00     13.93
-------------------------------------------------------------------------------------------
12/31/94                10.01       9.17       0.45       0.00           0.07     (3.25)
===========================================================================================
Inception(*) - 12/31/93  9.90      10.01       0.61       0.00           0.00      7.36+
-------------------------------------------------------------------------------------------
Total                                         $3.32      $0.00          $0.08
===========================================================================================

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -----------------
Year                   Beginning   End     Income    Capital Gain     Return     Total
Ended                   of Year  of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
12/31/98                $9.76    $9.97      $0.59        $0.00        $0.00      8.42%
------------------------------------------------------------------------------------------
12/31/97                 9.34     9.76       0.63         0.00         0.00     11.73
------------------------------------------------------------------------------------------
Inception(*) - 12/31/96  9.71     9.34       0.56         0.00         0.01      2.30+
==========================================================================================
Total                                       $1.78        $0.00        $0.01
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
                                  ----------------------------------------------
                                  Class A    Class B      Class L(2)    Class Y
================================================================================
Year Ended 12/31/98                 8.12%       7.44%          7.56%    8.42%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98           6.44        5.89           5.96      N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98             N/A        8.25            N/A      N/A
--------------------------------------------------------------------------------
Inception(*) through 12/31/98       7.40        8.18           6.30     7.68
================================================================================

                                              With Sales Charge(3)
                                  ----------------------------------------------
                                  Class A    Class B      Class L(2)    Class Y
================================================================================
Year Ended 12/31/98                 3.25%       2.94%         5.47%     8.42%
--------------------------------------------------------------------------------
Five Years Ended 12/31/98           5.47        5.73          5.75       N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/98             N/A        8.25           N/A       N/A
--------------------------------------------------------------------------------
Inception(*) through 12/31/98       6.60        8.18          6.12      7.68
================================================================================


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                 Without Sales Charge(1)
================================================================================
Class A (Inception(*) through 12/31/98)                  55.14%
--------------------------------------------------------------------------------
Class B (12/31/88 through 12/31/98)                     121.03
--------------------------------------------------------------------------------
Class L (Inception(*) through 12/31/98)(2)               43.43
--------------------------------------------------------------------------------
Class Y (Inception(*) through 12/31/98)                  23.92
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)  Effective June 12, 1998, Class C shares were renamed Class L shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 (*) Inception dates for Class A, B, L and Y shares are November 6, 1992, March
     20, 1984, February 4, 1993 and February 7, 1996, respectively.
  + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                   the Smith Barney Government Securities Fund
                    vs. Lehman Brothers Government Bond Index
                 and Lipper U.S. Government Peer Group Average+
--------------------------------------------------------------------------------
                          December 1988 -- December 1998

                                     [GRAPH]

                                        Lehman Brothers     Lipper U.S.
          Smith Barney                  Government          Government Peer
          Government Securities Fund    Bond Index          Group Average


12/88           10,000                     10,000                     10,000
12/89           11,009                     11,422                     11,239
12/90           11,859                     12,417                     12,144
12/91           13,995                     14,319                     13,913
12/92           14,932                     15,353                     14,796
12/93           16,604                     16,990                     16,169
12/94           16,075                     16,415                     15,455
12/95           18,305                     19,426                     18,207
12/96           18,564                     19,965                     18,517
12/97           20,573                     21,880                     20,174
12/98           22,103                     24,034                     21,797



+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1998. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper U.S. Government Peer Group Average is composed of the Fund's peer group of 193 mutual funds investing in U.S. Government securities as of December 31, 1998. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               December 31, 1998
--------------------------------------------------------------------------------

Portfolio Breakdown

        [PIE CHART]

Mortgage-Backed Securities    70.8%

Cash Equivalent                1.3%

U.S. Government and
 Agency Obligations           27.9%

U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities and include such instruments as Treasury notes, bills and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. Government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        9

--------------------------------------------------------------------------------
 Schedule of Investments                       December 31, 1998
--------------------------------------------------------------------------------

  FACE
 AMOUNT                         SECURITY                          VALUE
================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 27.9%
$218,000,000   U.S. Treasury Strips, zero coupon due 11/15/09               $ 124,809,360
 110,500,000   FNMA P-Strips, zero coupon due 7/5/14                           46,233,200
   5,000,000   FNMA Global Bond, 6.350%, due 11/23/01++                         5,057,000
-----------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Cost-- $175,689,284)                                         176,099,560
=========================================================================================
MORTGAGE-BACKED SECURITIES -- 70.8%
         712   FNMA 30 Year, 8.000% due 6/1/07                                        735
  60,672,579   FNMA 30 Year, 6.000% due 4/1/28                                 59,951,789
 154,303,501   FNMA 30 Year, 6.500% due 12/1/28+                              155,411,401
       9,085   FNMA Balloon 7 Year, 6.000% due 3/1/05                               9,148
  52,457,920   FNMA Dwarf 15 Year, 6.000% due 6/1/13+                          52,636,802
  58,268,293   FNMA Dwarf 15 Year, 6.500% due 11/1/13+                         59,142,318
      91,263   GNMA 30 Year, 11.000% due 10/15/10+                                101,445
      60,039   GNMA 30 Year, 10.500% due 3/15/16                                   65,780
      17,443   GNMA 30 Year, 10.000% due 3/15/16                                   19,068
     206,941   GNMA 30 Year, 9.500% due 5/15/20+                                  223,497
     764,778   GNMA 30 Year, 8.000% due 9/15/26+                                  794,888
 116,355,638   GNMA 30 Year, 6.500% due 8/15/28+                              117,627,405
-----------------------------------------------------------------------------------------
             TOTAL MORTGAGE-BACKED SECURITIES
                (Cost-- $443,418,480)                                         445,984,276
=========================================================================================
REPURCHASE AGREEMENT -- 1.3%
   7,978,000   Morgan Stanley Dean Witter & Co., 4.650% due 1/4/99;
                Proceeds at maturity-- $7,982,122 (Fully collateralized by
                U.S. Treasury Notes, 6.500% due 8/15/05; U.S. Treasury Notes,
                6.000% due 8/15/99; U.S. Treasury Notes, 6.375% due 7/15/99;
                U.S. Treasury Bonds, 6.375% due 8/15/27; Total market value--
                $8,174,748) (Cost-- $7,978,000)                                 7,978,000
=========================================================================================
             TOTAL INVESTMENTS -- 100%
                (Cost-- $627,085,764*)                                       $630,061,836
=========================================================================================

++ Security is segregated by the Custodian for open futures contract commitments.
 + Date shown represents the last in range of maturity dates of mortgage certificates owned.
(*) Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $627,085,764)                                   $630,061,836
  Cash                                                                                   513
  Receivable for Fund shares sold                                                  3,518,673
  Interest receivable                                                              2,396,801
--------------------------------------------------------------------------------------------
  Total Assets                                                                   635,977,823
--------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                                   188,687
  Payable for Fund shares purchased                                                  142,707
  Administration fees payable                                                        111,373
  Distribution fees payable                                                           58,100
  Accrued expenses                                                                   108,935
--------------------------------------------------------------------------------------------
  Total Liabilities                                                                  609,802
--------------------------------------------------------------------------------------------
Total Net Assets                                                                $635,368,021
============================================================================================
NET ASSETS:
  Par value of capital shares                                                   $     63,711
  Capital paid in excess of par value                                            665,245,322
  Overdistributed net investment income                                               (2,303)
  Accumulated net realized loss from
    security transactions and futures contracts                                  (32,914,781)
  Net unrealized appreciation of investments                                       2,976,072
--------------------------------------------------------------------------------------------
Total Net Assets                                                                $635,368,021
============================================================================================
Shares Outstanding:
  Class A                                                                         34,863,415
--------------------------------------------------------------------------------------------
  Class B                                                                          9,231,706
--------------------------------------------------------------------------------------------
  Class L                                                                            442,458
--------------------------------------------------------------------------------------------
  Class Y                                                                         19,173,820
--------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                       $9.97
--------------------------------------------------------------------------------------------
  Class B(*)                                                                           $9.97
--------------------------------------------------------------------------------------------
  Class L(**)                                                                          $9.97
--------------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                       $9.97
--------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)                   $10.44
--------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                   $10.07
============================================================================================

 (*) Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
(**) Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       11

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $36,954,687
  Less: Interest expense (Note 6)                                      (494,939)
-------------------------------------------------------------------------------
  Total Investment Income                                            36,459,748
-------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                   2,107,128
  Distribution fees (Note 2)                                          1,593,796
  Administration fees (Note 2)                                        1,204,073
  Shareholder and system servicing fees                                 367,638
  Registration fees                                                      81,493
  Directors' fees                                                        45,290
  Audit and legal                                                        36,579
  Custody                                                                30,000
  Shareholder communications                                             25,947
  Other                                                                  16,157
-------------------------------------------------------------------------------
  Total Expenses                                                      5,508,101
-------------------------------------------------------------------------------
Net Investment Income                                                30,951,647
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
  Realized Gain From:
    Security transactions (excluding short-term securities)          21,128,573
    Futures contracts                                                 1,754,811
-------------------------------------------------------------------------------
  Net Realized Gain                                                  22,883,384
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 9,817,165
    End of year                                                       2,976,072
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (6,841,093)
-------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        16,042,291
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $46,993,938
===============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                 1998           1997
========================================================================================
OPERATIONS:
   Net investment income                                    $ 30,951,647    $ 33,459,221
   Net realized gain                                          22,883,384      13,136,258
   Increase (decrease) in net unrealized appreciation         (6,841,093)     11,264,896
----------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                      46,993,938      57,860,375
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    (33,878,439)     (34,333,513)
----------------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders                          (33,878,439)     (34,333,513)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                         163,735,064       90,813,629
   Net asset value of shares issued for
     reinvestment of dividends                               16,427,262       19,911,054
  Cost of shares reacquired                                (132,526,357)    (111,201,650)
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Fund Share Transactions                               47,635,969         (476,967)
----------------------------------------------------------------------------------------
Increase in Net Assets                                       60,751,468       23,049,895
NET ASSETS:
   Beginning of year                                          574,616,553    551,566,658
----------------------------------------------------------------------------------------
  End of year(*)                                             $635,368,021   $574,616,553
========================================================================================
(*) Includes overdistributed net investment income of:            $(2,303)      $(15,649)
========================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and seven other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Special Equities, Smith Barney Contrarian (formerly known as Smith Barney Managed Growth Fund), Concert Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Hansberger Global Small Cap Value and Smith Barney Small Cap Value Funds. The financial statements and financial highlights for the other portfolios are presented in separate annual reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $2,956,220 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and
   Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Portfolio. The Portfolio pays MMC an advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of $140,000 and $17,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                            Class A         Class B      Class L
================================================================================
CDSCs                                       $6,000          $87,000      $1,000
================================================================================


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1998, total Distribution Plan fees incurred were:

                                            Class A         Class B      Class L
================================================================================
Distribution Plan Fees                      $883,941        $690,191     $19,664
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $1,959,187,379
--------------------------------------------------------------------------------
Sales                                                              1,970,599,451
================================================================================

At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $4,864,939
--------------------------------------------------------------------------------
Gross unrealized depreciation                                        (1,888,867)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,976,072
================================================================================

4. Capital Loss Carryforward

At December 31, 1998, the Portfolio had, for Federal tax purposes, approximately $31,871,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                             2002         2003
================================================================================
Capital Loss Carryforward                                 $31,676,000   $195,000
================================================================================

--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended December 31, 1998, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                          $149,940,000
--------------------------------------------------------------------------------
Average amount outstanding                                          $ 91,556,875
================================================================================

Interest rates on reverse repurchase agreements ranged from 3.98% to 5.02% during the period. Interest expense on reverse repurchase agreements totalled $494,939. The Portfolio had no open reverse repurchase agreements at December 31, 1998.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, the Portfolio had no open futures contracts.

8. Options Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Portfolio had no purchased put or call options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1998, the Portfolio did not write any options.

9. Securities Traded on a When-Issued or
   To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 1998, the Portfolio held no TBA securities.

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Portfolio had no securities on loan.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       19

11. Capital Shares

At December 31, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                              Class A      Class B      Class L        Class Y
================================================================================
Total Paid-in Capital      $313,795,394  $164,464,468  $4,295,219   $182,753,952
================================================================================

Transactions in shares of each class were as follows:

                                          Year Ended                   Year Ended
                                      December 31, 1998             December 31, 1997
                                     --------------------          ----------------------
                                     Shares        Amount          Shares          Amount
===========================================================================================
Class A
Shares sold                        5,977,934   $ 59,386,468       1,119,519    $  9,991,176
Shares issued on reinvestment      1,327,067     13,040,346       1,638,302      15,427,205
Shares redeemed                   (9,463,412)   (93,606,842)     (7,351,627)    (69,285,225)
-------------------------------------------------------------------------------------------
Net Decrease                      (2,158,411)  $(21,180,028)     (4,593,806)   $(43,866,844)
==========================================================================================
Class B
Shares sold                        2,353,261   $ 23,496,336       1,269,883     $12,706,909
Shares issued on reinvestment        334,301      3,291,162         467,262       4,418,693
Shares redeemed                   (3,804,979)   (37,524,683)     (4,379,419)    (41,471,631)
-------------------------------------------------------------------------------------------
Net Decrease                      (1,117,417)  $(10,737,185)     (2,642,274)   $(24,346,029)
==========================================================================================
Class L+
Shares sold                          337,917   $  3,359,379         122,793    $ 1,172,773
Shares issued on reinvestment          9,720         95,754           6,863         65,156
Shares redeemed                     (141,467)    (1,394,832)        (47,246)      (444,794)
-------------------------------------------------------------------------------------------
Net Increase                         206,170   $  2,060,301          82,410    $   793,135
==========================================================================================
Class Y
Shares sold                        7,915,587   $ 77,492,881       7,012,847    $66,942,771
-------------------------------------------------------------------------------------------
Net Increase                       7,915,587   $ 77,492,881       7,012,847    $66,942,771
==========================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                           1998(1)      1997       1996      1995(1)   1994
===========================================================================================
Net Asset Value, Beginning of Year        $9.75      $9.34      $9.77      $9.17    $10.01
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.51       0.59       0.61       0.67      0.52
  Net realized and unrealized gain (loss)  0.26       0.42      (0.44)      0.62     (0.80)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.77       1.01       0.17       1.29     (0.28)
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.55)     (0.60)     (0.59)     (0.69)    (0.49)
  Capital                                   --         --       (0.01)       --      (0.07)
-------------------------------------------------------------------------------------------
Total Distributions                       (0.55)     (0.60)     (0.60)     (0.69)    (0.56)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $9.97      $9.75      $9.34      $9.77     $9.17
-------------------------------------------------------------------------------------------
Total Return                               8.12%     11.23%      1.96%     14.50%    (2.76)%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $347,622   $361,124   $388,563   $453,378  $482,404
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                           0.92%      0.92%      0.93%      0.94%     1.00%
  Interest expense                         0.08       0.85       0.84       0.43      0.26
  Net investment income                    5.15       6.24       6.16       6.70      6.18
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     334%       274%       420%       294%      276%
===========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares                            1998(1)     1997       1996      1995(1)    1994
============================================================================================
Net Asset Value, Beginning of Year        $9.79      $9.38      $9.81      $9.17     $10.01
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.45       0.54       0.56       0.59       0.46
  Net realized and unrealized gain (loss)  0.26       0.44      (0.44)      0.65      (0.78)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.71       0.98       0.12       1.24      (0.32)
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.53)     (0.57)     (0.54)     (0.60)     (0.45)
  Capital                                   --         --       (0.01)       --       (0.07)
--------------------------------------------------------------------------------------------
Total Distributions                       (0.53)     (0.57)     (0.55)     (0.60)     (0.52)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $9.97      $9.79      $9.38      $9.81      $9.17
--------------------------------------------------------------------------------------------
Total Return                               7.44%     10.82%      1.42%     13.87%     (3.25)%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $92,082   $101,273   $121,894   $158,459   $172,705
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                           1.43%      1.44%      1.45%      1.45%      1.48%
  Interest expense                         0.08       0.85       0.84       0.43       0.26
  Net investment income                    4.64       5.73       5.64       6.19       5.69
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     334%       274%       420%       294%       276%
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares(1)                         1998(2)   1997    1996    1995(2) 1994
====================================================================================
Net Asset Value, Beginning of Year        $9.78    $9.38    $9.81   $9.17   $10.01
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.45     0.54     0.57    0.60     0.49
  Net realized and unrealized gain (loss)  0.27     0.43    (0.44)   0.65    (0.81)
------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.72     0.97     0.13    1.25    (0.32)
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.53)   (0.57)   (0.55)  (0.61)   (0.45)
  Capital                                   --       --     (0.01)    --     (0.07)
------------------------------------------------------------------------------------
Total Distributions                       (0.53)   (0.57)   (0.56)  (0.61)   (0.52)
------------------------------------------------------------------------------------
Net Asset Value, End of Year              $9.97    $9.78    $9.38   $9.81    $9.17
------------------------------------------------------------------------------------
Total Return                               7.56%   10.75%    1.47%  13.93%   (3.25)%
------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $4,411   $2,311   $1,443  $1,039     $646
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                           1.40%    1.39%    1.38%   1.37%    1.47%
  Interest expense                         0.08     0.85     0.84    0.43     0.26
  Net investment income                    4.63     5.70     5.71    6.27     5.71
------------------------------------------------------------------------------------
Portfolio Turnover Rate                     334%     274%     420%    294%     276%
==================================================================================

(1)On June 12, 1998, Class C shares were renamed Class L shares.
(2)Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                                      1998(1)    1997     1996(2)
===============================================================================
Net Asset Value, Beginning of Year                  $9.76     $9.34     $9.71
-------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                              0.54      0.61      0.57
  Net realized and unrealized gain (loss)            0.26      0.44     (0.37)
-------------------------------------------------------------------------------
Total Income From Operations                         0.80      1.05      0.20
-------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.59)    (0.63)    (0.56)
  Capital                                             --        --      (0.01)
-------------------------------------------------------------------------------
Total Distributions                                 (0.59)    (0.63)    (0.57)
-------------------------------------------------------------------------------
Net Asset Value, End of Year                        $9.97     $9.76     $9.34
-------------------------------------------------------------------------------
Total Return                                         8.42%    11.73%     2.30%++
-------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $191,253  $109,909   $39,667
-------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                                     0.59%     0.58%     0.44%+
  Interest expense                                   0.08      0.85      0.84+
  Net investment income                              5.43      6.46      6.49+
-------------------------------------------------------------------------------
Portfolio Turnover Rate                               334%      274%      420%
===============================================================================
(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2) For the period from February 7, 1996 (inception date) to December 31, 1996. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 30.69% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1994, were audited by other auditors whose report thereon, dated February 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       25

On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

   1. To elect Directors of the Fund which includes all Portfolios; and
   2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                       Shares Voted     Percentage   Shares Voted   Percentage
Name of Directors          For         Shares Voted     Against    Shares Voted
================================================================================
Paul R. Ades          110,457,871.145     96.547%    3,950,761.251     3.453%
Herbert Barg          110,299,351.998     96.408     4,109,280.398     3.592
Dwight B. Crane       110,443,765.891     96.534     3,964,866.505     3.466
Frank Hubbard         110,456,573.292     96.546     3,952,059.104     3.454
Jerome Miller         110,457,232.652     96.546     3,951,399.744     3.454
Ken Miller            110,449,857.597     96.540     3,958,774.799     3.460
Heath B. McLendon     110,401,492.247     96.498     4,007,140.149     3.502
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================

M    Diversification                                                   Approved
--------------------------------------------------------------------------------
M    Industry Concentration                                            Approved
--------------------------------------------------------------------------------
R    Restricted and Illiquid Securities                                Approved
--------------------------------------------------------------------------------
R    Unseasoned Issues                                                 Approved
--------------------------------------------------------------------------------
M    Lending                                                           Approved
--------------------------------------------------------------------------------
R    Margin and Short Sales                                            Approved
--------------------------------------------------------------------------------
M    Real Estate                                                       Approved
--------------------------------------------------------------------------------
R    Purchases of Securities of Other Investment Companies             Approved
--------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral Exploration                   Approved
--------------------------------------------------------------------------------
R    Exercising Control or Management                                  Approved
--------------------------------------------------------------------------------
E    5% Ownership of Certain Securities                                Approved
--------------------------------------------------------------------------------
E    Limiting Participation in Joint Trading Accounts                  Approved
================================================================================


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited) (continued)
--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                Percentage                Percentage                 Percentage
Shares Voted    of Shares  Shares Voted   of Shares     Shares       of Shares
     For          Voted       Against       Voted     Abstaining     Abstained
================================================================================
28,832,744.562   89.734%   762,972.958     2.374%    2,535,744.436    7.892%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       27

                      [This page intentionally left blank]

                                                     SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Directors                         Investment Adviser
Paul R. Ades                      Mutual Management Corp.
Herbert Barg
Dwight B. Crane                   Distributor
Frank J. Hubbard                  CFBDS, Inc.
Heath B. McLendon, Chairman
Jerome Miller                     Custodian
Ken Miller                        PNC Bank, N.A.

John F. White, Emeritus
                                  Shareholder
                                  Servicing Agent
Officers                          First Data Investor Services Group, Inc.
Heath B. McLendon                 P.O. Box 9134
President and                     Boston, MA 02205-9134
Chief Executive Officer

                                  This report is submitted for the general
Lewis E. Daidone                  information of the shareholders of Smith
Senior Vice President             Barney Investment Funds -- Smith
and Treasurer                     Barney Government Securities Fund. It is
                                  not authorized for distribution to
James E. Conroy                   prospective investors unless accompanied
Vice President and                or preceded by a current Prospectus for
Investment Officer                the Fund, which contains information
                                  concerning the Fund's investment
Paul A. Brook                     policies and expenses as well as other
Controller                        pertinent information.

Christina T. Sydor                Salomon Smith Barney is a service mark
Secretary                         of Salomon Smith Barney Inc.

                                  Smith Barney
                                  Government Securities Fund
                                  388 Greenwich Street, MF-2
                                  New York, New York 10013

                                  www.smithbarney.com

                                  FD0316 2/99